BNY Mellon ETF Trust
Prospectus | March 9, 2020,
As Revised April 6, 2020

BNY Mellon US Large Cap Core Equity ETF
Ticker: BKLC

BNY Mellon US Mid Cap Core Equity ETF
Ticker: BKMC

BNY Mellon US Small Cap Core Equity ETF
Ticker: BKSE

BNY Mellon International Equity ETF
Ticker: BKIE

BNY Mellon Emerging Markets Equity ETF
Ticker: BKEM

BNY Mellon Core Bond ETF
Ticker: BKAG

BNY Mellon Short Duration Corporate Bond ETF
Ticker: BKSB

BNY Mellon High Yield Beta ETF
Ticker: BKHY

Principal U.S. Listing Exchange: NYSE Arca,Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the funds’ website (www.im.bnymellon.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the funds electronically anytime by contacting your financial intermediary. You may elect to receive all future fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summaries
BNY Mellon US Large Cap Core Equity ETF	1
BNY Mellon US Mid Cap Core Equity ETF	6
BNY Mellon US Small Cap Core Equity ETF	10
BNY Mellon International Equity ETF	14
BNY Mellon Emerging Markets Equity ETF	21
BNY Mellon Core Bond ETF	28
BNY Mellon Short Duration Corporate Bond ETF	33
BNY Mellon High Yield Beta ETF	38
Fund Details
Goal and Approach	44
Investment Risks	52
Management	65
Distributor and Distribution and Service Plan	67
Index/Trademark Licenses/Disclaimers	67
Additional Information
Additional Purchase and Sale Information	70
Portfolio Holdings Disclosure	71
Distributions	71
Additional Tax Information	71
General Information	75
Financial Highlights	76
For More Information
See back cover.

Fund Summary

BNY Mellon US Large Cap Core Equity ETF
Investment Objective

The fund seeks to track the performance of the Morningstar US Large Cap IndexSM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.00%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*

The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fund’s management agreement also provides that the Adviser will pay all acquired fund fees and expenses.

Example

The Example is intended to help ou compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$0	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Morningstar® US Large Cap IndexSM.

The Morningstar® US Large Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of U.S. large-capitalization stocks. The index’s initial universe of eligible securities includes common

1

stock, tracking stock and shares of real estate investment trusts (REITs) issued by U.S. companies and traded on the New York Stock Exchange, NASDAQ or NYSE Market LLC. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days in the preceding quarter and trading volume during the preceding six-month period. Securities with more than 10 non-trading days in the preceding quarter, or that have a bottom 25% liquidity score as ranked by the index provider based on the preceding six-month trading volume, are excluded. The remaining securities comprise the investable universe. The index is composed of the securities of companies whose cumulative total market capitalization represents approximately the top 70% of the remaining securities comprising the investable universe. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 221 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2019, 24.87% of the index consisted of securities of issuers in the information technology sector.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company’s industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Large-cap stock risk. The fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small-and mid-capitalization companies.

• Concentration risk. The fund will concentrate its investments (i.e., invest more than 25% its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries, it will be more susceptible to economic conditions and risks affecting those industries.

2

• Information technology companies risk. The information technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with information technology companies are magnified in the case of small-cap technology companies.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

• Tracking stock risk. Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than

3

others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Richard A. Brown, CFA, and Thomas J. Durante, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Brown is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

4

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund Summary

BNY Mellon US Mid Cap Core Equity ETF
Investment Objective

The fund seeks to track the performance of the Morningstar® US Mid Cap IndexSM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.04%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$4	$13

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Morningstar® US Mid Cap IndexSM.

The Morningstar® US Mid Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of U.S. medium-capitalization stocks. The index’s initial universe of eligible securities includes

6

common stock, tracking stock and shares of real estate investment trusts (REITs) issued by U.S. companies and traded on the New York Stock Exchange, NASDAQ or NYSE Market LLC. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days in the preceding quarter and trading volume during the preceding six-month period. Securities with more than 10 non-trading days in the preceding quarter, or that have a bottom 25% liquidity score as ranked by the index provider based on the preceding six-month trading volume, are excluded. The remaining securities comprise the investable universe. The index is composed of the securities of companies whose cumulative total market capitalization falls approximately between the bottom 10%-30% of the remaining securities comprising the investable universe. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 542 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company’s industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of midsize companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated

7

(or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

• Tracking stock risk.  Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

8

Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Richard A. Brown, CFA, and Thomas J. Durante, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Brown is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Fund Summary

BNY Mellon US Small Cap Core Equity ETF
Investment Objective

The fund seeks to track the performance of the Morningstar® US Small Cap IndexSM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.04%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$4	$13

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Morningstar® US Small Cap IndexSM.

The Morningstar® US Small Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of U.S. small-capitalization stocks. The index’s initial universe of eligible securities includes common

10

stock, tracking stock and shares of real estate investment trusts (REITs) issued by U.S. companies and traded on the New York Stock Exchange, NASDAQ or NYSE Market LLC. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days in the preceding quarter and trading volume during the preceding six-month period. Securities with more than 10 non-trading days in the preceding quarter, or that have a bottom 25% liquidity score as ranked by the index provider based on the preceding six-month trading volume, are excluded. The remaining securities comprise the investable universe. The index is composed of the securities of companies whose cumulative total market capitalization represents approximately the bottom 3%-10% of the remaining securities comprising the investable universe. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 737 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company’s industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Small company risk. Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental

11

income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

• Tracking stock risk. Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

12

Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Richard A. Brown, CFA, and Thomas J. Durante, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Brown is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary

BNY Mellon International Equity ETF
Investment Objective

The fund seeks to track the performance of the Morningstar® Developed Markets ex-US Large Cap IndexSM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.04%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$4	$13

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Morningstar® Developed Markets ex-US Large Cap IndexSM, depositary receipts based on securities comprising the index, exchange-traded funds (ETFs) providing exposure to such securities, and derivatives with economic

14

characteristics similar to such securities or the index. The fund’s derivatives investments may include futures, currency forwards, total return swaps and structured notes.

The Morningstar® Developed Markets ex-US Large Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of developed market (excluding the United States) large-capitalization stocks. A country is considered developed if it meets the following criteria: (i) its annual per capita gross national income falls in the World Bank’s high-income category for the most recent three years; (ii) it has not had any broad-based discriminatory controls against non-domiciled investors for the most recent three years; and (iii) its stock markets exhibit the following characteristics: transparency, market regulation, operational efficiency, and the absence of broad-based investment restrictions. The index’s initial universe of eligible securities includes equity securities (including common stock, preferred stock and shares of real estate investment trusts (REITs)), issued by developed market companies (excluding the United States) and traded on a major foreign exchange. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days, trading volume and turnover during the preceding six-month period, and market capitalization. Securities not previously part of the last reconstitution are excluded from a current reconstitution if the security has 20 or more non-trading days during the last six months or their trading volume and turnover ranks in the bottom 25% of the initial universe as determined by the index provider based on the preceding six months of trade data. Securities previously part of the last reconstitution are provided a one-time buffer and not excluded unless the security has 30 or more non-trading days (20 or more non-trading days after the one-time buffer) during the last six months or their trading volume and turnover ranks in the bottom 20% (bottom 25% after the one-time buffer) of the initial universe as determined by the index provider based on the preceding six months of trade data. Of the remaining securities, the index includes large capitalization securities from each eligible country, targeting the top 70% of stocks by market capitalization from each eligible country. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 672 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund’s assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2019, 20.76% of the index consisted of securities of issuers in the financials sector, and the index had significant exposure to issuers located in Japan and the European region.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company’s industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes

15

in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Large-cap stock risk. The fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small-and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

• Foreign investment risk. The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Japan risk. The fund has significant exposure to Japanese companies and therefore the fund’s performance will be influenced by political, social and economic factors affecting Japan. From the late 1990’s, Japan’s economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. The Japanese economy is more dependent on international trade than the United States, and can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Investments denominated in yen also are subject to the risk that the yen will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, and natural disasters, may affect Japanese markets and the fund’s performance.

• European risk. The fund invests significantly in securities issued by European companies. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A significant number of countries in Europe are member states in the (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies including money supply and official interest rates for the Euro is exercised by the European Central Bank. The European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant impact on the economies of certain European countries and their future economic outlooks. Further, political or economic disruptions in European countries, even in countries in which the fund is not invested, may adversely affect security values and thus the fund’s holdings. There is particular uncertainty regarding the state of the EU following the United Kingdom’s (“U.K.”) initiation on March 27, 2017 of the process to exit from the EU (“Brexit”). As of January 31, 2020 the U.K. has officially exited the EU. A transition period will take place following the U.K.’s exit where the U.K. will remain subject to EU rules but will have no role in the EU lawmaking process. During this transition period, U.K. and EU representatives

16

will be negotiating the precise terms of their future relationship. The precise economic impact will depend on many factors, including the future trade arrangement between the U.K. and the rest of the EU.

• Financials sector risk. Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• ETF risk. To the extent the fund invests in ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject

17

to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund’s use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/ or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund’s initial investment in such contracts.

• Currency forward risk. Currency forward contracts are derivative instruments pursuant to a contract with a counterpar-ty to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public

18

health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Richard A. Brown, CFA, and Thomas J. Durante, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Brown is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary

BNY Mellon Emerging Markets Equity ETF
Investment Objective

The fund seeks to track the performance of the Morningstar Emerging Markets Large Cap IndexSM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.11%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.11%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$11	$35

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Morningstar® Emerging Markets Large Cap IndexSM, depositary receipts based on securities comprising the index, exchange-traded funds (ETFs) providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund’s derivatives investments may include futures, currency forwards, total return swaps and structured notes.

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The Morningstar® Emerging Markets Large Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of emerging market large-capitalization stocks. A country is considered emerging if: (i) its annual per capita gross national income does not fall in the World Bank’s high-income category for the most recent three years; (ii) it has had broad-based discriminatory controls against non-domiciled investors during the most recent three years; and (iii) its stock markets do not exhibit any of the following characteristics: transparency, market regulation, operational efficiency, and the absence of broad-based investment restrictions. The index’s initial universe of eligible securities includes equity securities (including common stock, preferred stock and shares of real estate investment trusts (REITs)), issued by emerging market companies and traded on a major foreign exchange. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days, trading volume and turnover during the preceding six-month period, and market capitalization. Securities not previously part of the last reconstitution are excluded from a current reconstitution if the security has 20 or more non-trading days during the last six months or their trading volume and turnover ranks in the bottom 25% of the initial universe as determined by the index provider based on the preceding six months of trade data. Securities previously part of the last reconstitution are provided a one-time buffer and not excluded unless the security has 30 or more non-trading days (20 or more non-trading days after the one-time buffer) during the last six months or their trading volume and turnover ranks in the bottom 20% (bottom 25% after the one-time buffer) of the initial universe as determined by the index provider based on the preceding six months of trade data. Of the remaining securities, the index includes large capitalization securities from each eligible country, targeting the top 70% of stocks by market capitalization from each eligible country. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 524 securities.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund’s assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2019, 27.01% of the index consisted of securities of issuers in the financials sector, with 20.26% of the index consisting of securities of issuers in the banking industry subcategory of the financials sector. As of December 31, 2019, the index had significant exposure to issuers located in China and the Asian region.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company’s industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

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• Large-cap stock risk. The fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

• Index sampling risk.  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Foreign investment risk. The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Emerging market risk.  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. These risks may impact the correlation between fund and index performance.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• China risk. The fund’s investments are significantly exposed to issuers located in China, and therefore the fund may be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country’s products. From time to time, and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.

• Asian risk. The fund invests significantly in stocks issued by companies located in Asian countries. Many Asian countries can be characterized as either emerging or newly industrialized economies and tend to experience more volatile

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economic cycles than developed countries. Asian economies are also frequently subject to the risks of undeveloped financial service sectors, high inflation, frequent currency fluctuations, devaluations, or restrictions, political and social instability, corruption, and less efficient markets. Economies of Asian countries may also be heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region. Companies in Asia may be subject to risks such as nationalization or other forms of government interference. Increased political and social unrest could adversely affect the performance of investments in this region.

• Concentration risk. The fund will concentrate its investments (i.e., invest more than 25% its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries, it will be more susceptible to economic conditions and risks affecting those industries.

• Financials sector risk. Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• Banking companies risk. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• ETF risk. To the extent the fund invests in ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities

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issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives. Certain derivatives in which the fund may invest may reference the London Interbank Offered Rate (LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. The replacement and/or discontinuation of LIBOR could lead to significant short-term and long-term uncertainty and market instability. The unavailability and/or discontinuation of LIBOR could have adverse impacts on derivatives that reference LIBOR, may affect the value, liquidity or return on such derivatives, as they may fall out of favor, and may result in costs incurred by the fund in connection with closing out positions and entering into new positions. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or NAV.

• Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund’s use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/ or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund’s initial investment in such contracts.

• Currency forward risk. Currency forward contracts are derivative instruments pursuant to a contract with a counterpar-ty to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative

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instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

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Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Richard A. Brown, CFA, and Thomas J. Durante, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Brown is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary

BNY Mellon Core Bond ETF
Investment Objective

The fund seeks to track the performance of the Bloomberg Barclays US Aggregate Total Return Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.00%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.00%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fund’s management agreement also provides that the Adviser will pay all acquired fund fees and expenses.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$0	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in bonds comprising the Bloomberg Barclays US Aggregate Total Return Index and TBA transactions (as defined below) representing bonds included in the index.

The Bloomberg Barclays US Aggregate Total Return Index is designed to measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securi-

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ties, mortgage-backed pass-through securities (agency fixed-rate), commercial mortgage-backed securities (agency and non-agency) and other asset-backed securities having at least one year until final maturity. Treasury, government-related and corporate securities must have $300 million or more par amount outstanding. For mortgage-backed pass-through securities, pool aggregates must have $1 billion or more par amount outstanding. Asset-backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. Commercial mortgage-backed securities must have a minimum deal size of $500 million with at least $300 million outstanding and a minimum tranche size of $25 million. To be included in the index, securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2019, the index was comprised of approximately 11,000 securities and had a dollar-weighted average maturity of 8 years.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

As of December 31, 2019, approximately 27% of the bonds represented in the index were U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA) that are backed by pools of mortgages. Certain transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA transaction.” In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. It is anticipated that the fund will generally participate in rolling TBA transactions, but it may also receive pools of mortgages. The fund expects to enter into TBA transactions on a regular basis. The fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

• Interest rate risk.  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur

29

from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Index sampling risk.  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

• Mortgage-related securities risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage-backed pass-through securities often occur through TBA transactions, as described in the “Principal Investment Strategy” section above. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage-backed pass-through securities specified in the TBA transaction.

• Asset-backed securities risk.  Asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower

30

interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Portfolio turnover risk. The fund may engage in frequent trading of its portfolio securities in connection with index rebalancing, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to

31

risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Gregory A. Lee, CFA, and Nancy G. Rogers, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Lee is a Director, Senior Portfolio Manager at Mellon. Ms. Rogers is a Director, Head of Fixed Income Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32

Fund Summary

BNY Mellon Short Duration Corporate Bond ETF
Investment Objective

The fund seeks to track the performance of the Bloomberg Barclays US Corporate 1-5 Years Total Return Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.06%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.06%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$6	$19

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in bonds comprising the Bloomberg Barclays US Corporate 1-5 Years Total Return Index.

The Bloomberg Barclays US Corporate 1-5 Years Total Return Index is designed to measure the market for investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bonds with one to five years left to maturity. To be

33

included in the index, securities must have $300 million or more par amount outstanding and be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2019, the index was comprised of approximately 2,200 securities and had a dollar-weighted average maturity of 2.8 years.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2019, 34.40% of the index consisted of securities of issuers in the banking industry.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

• Interest rate risk.  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

34

• Index sampling risk.  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Concentration risk. The fund will concentrate its investments (i.e., invest more than 25% its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries, it will be more susceptible to economic conditions and risks affecting those industries.

• Banking companies risk. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Portfolio turnover risk. The fund may engage in frequent trading of its portfolio securities in connection with index rebalancing, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including

35

changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Gregory A. Lee, CFA, and Nancy G. Rogers, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Lee is a Director, Senior Portfolio Manager at Mellon. Ms. Rogers is a Director, Head of Fixed Income Index Portfolio Management at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

36

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

37

Fund Summary

BNY Mellon High Yield Beta ETF
Investment Objective

The fund seeks to track the performance of the Bloomberg Barclays US Corporate High Yield Total Return Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses*
(Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.22%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.22%
[1] “Other expenses” are based on estimated amounts for the current fiscal year.

*The fund’s management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$23	$71

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

The fund uses a rules-based, systematic investment strategy that seeks to track an index designed to measure the performance of the high yield bond market. To pursue its goal, the fund normally invests substantially all of its assets in bonds comprising the Bloomberg Barclays US Corporate High Yield Total Return Index and derivatives with economic characteristics similar to such bonds or the index. The fund’s derivatives investments may include credit default swap indexes, total return swaps, structured notes and futures.

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The Bloomberg Barclays US Corporate High Yield Total Return Index is designed to measure the U.S. dollar-denominated, high yield (junk), fixed-rate, taxable corporate bond market. Bonds included in the index must have $150 million or more par amount outstanding and at least one year until final maturity. Bonds are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2019, the index was comprised of approximately 1,900 securities and had a dollar-weighted average maturity of 5.8 years.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2019, 20.97% of the index consisted of securities of issuers in the industrial communications industry.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

• Interest rate risk.  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield (junk) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make

39

principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Index sampling risk.  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Privately-issued securities risk. Privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act, are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately-issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the fund.

• Industrial communications companies risk. Companies in the industrial communications industry, which includes providers of fiber-optic, fixed-line, cellular and wireless communications networks as well as cable, satellite, and television broadcasting and certain gaming products and networking platforms, may be more likely to be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Portfolio turnover risk. The fund may engage in frequent trading of its portfolio securities in connection with index rebalancing, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

• Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value

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of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Credit default swap index risk. Credit default swap indexes (CDXs) are derivative contracts that reflect the performance of an index of credit default swaps and transfer credit exposure between two parties (for example, between an exchange and the fund). The use of CDXs involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. Further, the fund’s return from investment in a CDX may not match the return of the referenced index of credit default swaps and could result in losses if the referenced index of credit default swaps does not perform as expected. Unexpected changes in the composition of the index of credit default swaps may also affect performance of the CDX. If a referenced index of credit default swaps has a dramatic intraday move that causes a material decline in the fund’s net assets, the terms of the fund’s CDX may permit the counterparty to immediately close out the transaction. In that event, the fund may be unable to enter into another CDX or otherwise achieve desired exposure, even if the referenced index of credit default swaps reverses all or a portion of its intraday move.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund’s use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/ or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund’s initial investment in such contracts.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income

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markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

The fund does not have a full calendar year of performance. Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s returns and comparing the fund’s performance to its benchmark index. The fund’s performance is not necessarily indicative of how the fund will perform in the future. More information related to performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund’s investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund’s sub-adviser.

Paul Benson, CFA, CAIA, Manuel Hayes, and Stephanie Shu, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2020. Mr. Benson is a Managing Director, Head of Multi-Factor Fixed Income at Mellon. Mr. Hayes is a Director, Senior Portfolio Manager at Mellon. Ms. Shu is a Director, Senior Portfolio Manager at Mellon.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value (NAV), fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid)

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and the lowest price a seller is willing to accept for shares of the fund (ask) (the “bid-ask spread”). When available, recent information regarding the fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details

Goal and Approach

The funds invest in various types of securities using an indexing approach. Each fund’s investment objective is to seek to track the performance of its respective underlying index, as described in the following pages. A number of factors may affect a fund’s ability to achieve a high degree of correlation with its underlying index, and there can be no guarantee that a fund will achieve a high degree of correlation. For example, a fund may not be able to achieve a high degree of correlation with its underlying index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the underlying index, when a security in the underlying index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the fund from investing in a security in the underlying index. Each fund’s investment objective, strategies and underlying index may be changed without shareholder approval.

In managing the portfolios, the funds do not rely on the professional judgment of a portfolio manager for decisions about asset allocation or securities selections, as do actively managed funds. Instead, each fund looks to its respective index in determining which securities to hold, and in what proportion, using an indexing approach. Indexing has the potential to eliminate some of the risks of active management, and to increase an investor’s after-tax performance. At the same time, indexing also means that a fund does not have the option of changing its strategy, even at times when it may appear advantageous to do so. Additionally, from time to time, an index provider may make changes to the methodology or other adjustments to the index that a fund seeks to track.

For the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF and BNY Mellon International Equity ETF, Mellon, as sub-adviser, anticipates that, under normal circumstances, each fund will hold all of the securities that comprise its respective index in proportion to their weightings in such index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, each of these funds may utilize a sampling strategy to track its respective index. For the BNY Mellon Emerging Markets Equity ETF, BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, Mellon, as sub-adviser, anticipates that, under normal circumstances, each of these funds will use a sampling strategy to select securities so that the fund has investment characteristics that closely approximate those of the index. However, each fund may fully replicate the index when it is determined to be in the best interest of the fund in pursuing its objective. Sampling means that Mellon uses quantitative analysis to select securities, including securities in the index, outside of the index and derivatives that have a similar investment profile as the index in terms of key risk factors, performance attributes and other economic characteristics. By using a sampling process, a fund typically will not invest in all of the securities in the index.

There also may be instances in which Mellon, as sub-adviser, may choose to underweight or overweight a security in a fund’s index, purchase securities not in a fund’s index that Mellon believes are appropriate to substitute for certain securities in such index or utilize various combinations of other available investment techniques in seeking to replicate, as closely as possible, the performance of a fund’s index. Each fund may sell securities that are represented in its respective index in anticipation of their removal from such index or purchase securities not represented in such index in anticipation of their addition.  In certain situations or market conditions, a fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the fund’s investment objective and is in the best interest of the fund. For example, a fund may make larger than normal investments in futures or other derivatives to maintain exposure to its index if it is unable to invest directly in a component security.

Throughout this prospectus, references to the “fund” apply to all of the funds, unless otherwise noted.

BNY Mellon US Large Cap Core Equity ETF

The fund seeks to track the performance of the Morningstar® US Large Cap IndexSM. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index. The fund may also invest in ETFs providing exposure to securities included in the index and futures with economic characteristics similar to such securi-

44

ties or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. The fund considers large-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Morningstar® US Large Cap IndexSM. As of December 31, 2019, the full market capitalization range of companies included in the Morningstar® US Large Cap IndexSM was $27,417 million to $1,304,764 million.

The Morningstar® US Large Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of U.S. large-capitalization stocks. The index’s initial universe of eligible securities includes common stock, tracking stock and shares of real estate investment trusts (REITs) issued by U.S. companies and traded on the New York Stock Exchange, NASDAQ or NYSE Market LLC. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days in the preceding quarter and trading volume during the preceding six-month period. Securities with more than 10 non-trading days in the preceding quarter, or that have a bottom 25% liquidity score as ranked by the index provider based on the preceding six-month trading volume, are excluded. The remaining securities comprise the investable universe. The index is composed of the securities of companies whose cumulative total market capitalization represents approximately the top 70% of the remaining securities comprising the investable universe. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 221 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2019, 24.87% of the index consisted of securities of issuers in the information technology sector.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon US Mid Cap Core Equity ETF

The fund seeks to track the performance of the Morningstar® US Mid Cap IndexSM. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index. The fund may also invest in ETFs providing exposure to securities included in the index and futures with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of medium-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. The fund considers medium-capitalization companies to be companies with market capitalizations within the range of

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market capitalization of companies included in the Morningstar® US Mid Cap IndexSM. As of December 31, 2019, the full market capitalization range of companies included in the Morningstar® US Mid Cap IndexSM was $3,740 million to $63,316 million.

The Morningstar® US Mid Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of U.S. medium-capitalization stocks. The index’s initial universe of eligible securities includes common stock, tracking stock and shares of real estate investment trusts (REITs) issued by U.S. companies and traded on the New York Stock Exchange, NASDAQ or NYSE Market LLC. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days in the preceding quarter and trading volume during the preceding six-month period. Securities with more than 10 non-trading days in the preceding quarter, or that have a bottom 25% liquidity score as ranked by the index provider based on the preceding six-month trading volume, are excluded. The remaining securities comprise the investable universe. The index is composed of the securities of companies whose cumulative total market capitalization falls approximately between the bottom 10%-30% of the remaining securities comprising the investment universe. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 542 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon US Small Cap Core Equity ETF

The fund seeks to track the performance of the Morningstar® US Small Cap IndexSM. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index. The fund may also invest in ETFs providing exposure to securities included in the index and futures with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. The fund considers small-capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Morningstar® US Small Cap IndexSM. As of December 31, 2019, the full market capitalization range of companies included in the Morningstar® US Small Cap IndexSM was $1,091 million to $23,020 million.

The Morningstar® US Small Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of U.S. small-capitalization stocks. The index’s initial universe of eligible securities includes common stock, tracking stock and shares of real estate investment trusts (REITs) issued by U.S. companies and traded on the

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New York Stock Exchange, NASDAQ or NYSE Market LLC. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days in the preceding quarter and trading volume during the preceding six-month period. Securities with more than 10 non-trading days in the preceding quarter, or that have a bottom 25% liquidity score as ranked by the index provider based on the preceding six-month trading volume, are excluded. The remaining securities comprise the investable universe. The index is composed of the securities of companies whose cumulative total market capitalization represents approximately the bottom 3%-10% of the remaining securities comprising the investable universe. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 737 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon International Equity ETF

The fund seeks to track the performance of the Morningstar® Developed Markets ex-US Large Cap IndexSM. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index, depositary receipts based on securities comprising the index, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund’s derivatives investments may include futures, currency forwards, total return swaps and structured notes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. Depositary receipts are considered equity securities for purposes of the 80% investment policy. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. As of December 31, 2019, the full market capitalization range of companies included in the Morningstar® Developed Markets ex-US Large Cap IndexSM was $886 million to $322,017 million.

The Morningstar® Developed Markets ex-US Large Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of developed market (excluding the United States) large-capitalization stocks. A country is considered developed if it meets the following criteria: (i) its annual per capita gross national income falls in the World Bank’s high-income category for the most recent three years; (ii) it has not had any broad-based discriminatory controls against non-domiciled investors for the most recent three years; and (iii) its stock markets exhibit the following characteristics: transparency, market regulation, operational efficiency, and the absence of broad-based investment restrictions. The index’s initial universe of eligible securities includes equity securities (including common stock, preferred stock and shares of REITs), issued by developed market companies (excluding the United States) and traded on a major foreign exchange. At each reconstitution, the initial universe is screened to exclude securities based

47

on the number of non-trading days, trading volume and turnover during the preceding six-month period, and market capitalization. Securities not previously part of the last reconstitution are excluded from a current reconstitution if the security has 20 or more non-trading days during the last six months or their trading volume and turnover ranks in the bottom 25% of the initial universe as determined by the index provider based on the preceding six months of trade data. Securities previously part of the last reconstitution are provided a one-time buffer and not excluded unless the security has 30 or more non-trading days (20 or more non-trading days after the one-time buffer) during the last six months or their trading volume and turnover ranks in the bottom 20% (bottom 25% after the one-time buffer) of the initial universe as determined by the index provider based on the preceding six months of trade data. Of the remaining securities, the index includes large capitalization securities from each eligible country, targeting the top 70% of stocks by market capitalization from each eligible country. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 672 securities.

Under normal circumstances, the fund generally invests in all of the stocks in the index in proportion to their weighting in the index. However, the fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the fund but not the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund’s assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2019, 20.76% of the index consisted of securities of issuers in the financials sector, and the index had significant exposure to issuers located in Japan and the European region.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon Emerging Markets Equity ETF

The fund seeks to track the performance of the Morningstar® Emerging Markets Large Cap IndexSM. To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the index, depositary receipts based on securities comprising the index, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund’s derivatives investments may include futures, currency forwards, total return swaps and structured notes. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging markets companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. Depositary receipts are considered equity securities for purposes of the 80% investment policy. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. The fund considers emerging market countries to be countries included in the Morningstar® Emerging Markets Large Cap IndexSM. As of December 31, 2019, the full market capitalization range of companies included in the Morningstar® Emerging Markets Large Cap IndexSM was $3,332 million to $570,947 million.

The Morningstar® Emerging Markets Large Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of emerging market large-capitalization stocks. A country is considered emerging if:

48

(i) its annual per capita gross national income does not fall in the World Bank’s high-income category for the most recent three years; (ii) it has had broad-based discriminatory controls against non-domiciled investors during the most recent three years; and (iii) its stock markets do not exhibit any of the following characteristics: transparency, market regulation, operational efficiency, and the absence of broad-based investment restrictions. The index’s initial universe of eligible securities includes equity securities (including common stock, preferred stock and shares of REITs), issued by emerging market companies and traded on a major foreign exchange. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days, trading volume and turnover during the preceding six-month period, and market capitalization. Securities not previously part of the last reconstitution are excluded from a current reconstitution if the security has 20 or more non-trading days during the last six months or their trading volume and turnover ranks in the bottom 25% of the initial universe as determined by the index provider based on the preceding six months of trade data. Securities previously part of the last reconstitution are provided a one-time buffer and not excluded unless the security has 30 or more non-trading days (20 or more non-trading days after the one-time buffer) during the last six months or their trading volume and turnover ranks in the bottom 20% (bottom 25% after the one-time buffer) of the initial universe as determined by the index provider based on the preceding six months of trade data. Of the remaining securities, the index includes large capitalization securities from each eligible country, targeting the top 70% of stocks by market capitalization from each eligible country. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2019, the index was comprised of 524 securities.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund’s assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2019, 27.01% of the index consisted of securities of issuers in the financials sector, with 20.26% of the index consisting of securities of issuers in the banking industry subcategory of the financials sector. As of December 31, 2019, the index had significant exposure to issuers located in China and the Asian region.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon Core Bond ETF

The fund seeks to track the performance of the Bloomberg Barclays US Aggregate Total Return Index. To pursue its goal, the fund normally invests substantially all of its assets in bonds comprising the index and TBA transactions (as defined below) representing bonds included in the index. The fund may also invest in ETFs providing exposure to securities included in the index and derivatives with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, TBA transactions representing bonds, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders.

49

The Bloomberg Barclays US Aggregate Total Return Index is designed to measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed pass-through securities (agency fixed-rate), commercial mortgage-backed securities (agency and non-agency) and other asset-backed securities having at least one year until final maturity. Treasury, government-related and corporate securities must have $300 million or more par amount outstanding. For mortgage-backed pass-through securities, pool aggregates must have $1 billion or more par amount outstanding. Asset-backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. Commercial mortgage-backed securities must have a minimum deal size of $500 million with at least $300 million outstanding and a minimum tranche size of $25 million. To be included in the index, securities must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2019, the index was comprised of approximately 11,000 securities and had a dollar-weighted average maturity of 8 years.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

As of December 31, 2019, approximately 27% of the bonds represented in the index were U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA) that are backed by pools of mortgages. Certain transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA transaction.” In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. It is anticipated that the fund will generally participate in rolling TBA transactions, but it may also receive pools of mortgages. The fund expects to enter into such contracts on a regular basis. The fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Bloomberg Index Services Limited (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon Short Duration Corporate Bond ETF

The fund seeks to track the performance of the Bloomberg Barclays US Corporate 1-5 Years Total Return Index. To pursue its goal, the fund normally invests substantially all of its assets in bonds comprising the index. For bonds, “duration” refers to an investment’s “interest rate risk,” or how sensitive a bond may be to changes in interest rates. For example, the

50

market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The fund may also invest in ETFs providing exposure to securities included in the index and derivatives with economic characteristics similar to such securities or the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders.

The Bloomberg Barclays US Corporate 1-5 Years Total Return Index is designed to measure the market for investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bonds with one to five years left to maturity. To be included in the index, securities must have $300 million or more par amount outstanding and be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2019, the index was comprised of approximately 2,200 securities and had a dollar-weighted average maturity of 2.8 years.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2019, 34.40% of the index consisted of securities of issuers in the banking industry.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Bloomberg Index Services Limited (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

BNY Mellon High Yield Beta ETF

The fund uses a rules-based, systematic investment strategy that seeks to track an index designed to measure the performance of the high yield bond market. To pursue its goal, the fund seeks to track the performance of the Bloomberg Barclays US Corporate High Yield Total Return Index by normally investing substantially all of its assets in bonds comprising the index and derivatives with economic characteristics similar to such bonds or the index. The fund’s derivatives investments may include futures, total return swaps, structured notes and credit default swap indexes. The fund may also invest in ETFs providing exposure to securities included in the index. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. The fund’s policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. The fund considers high yield securities to be securities with ratings that qualify for inclusion in the Bloomberg Barclays US Corporate High Yield Total Return Index.

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The Bloomberg Barclays US Corporate High Yield Total Return Index is designed to measure the U.S. dollar-denominated, high yield (junk), fixed-rate, taxable corporate bond market. Bonds included in the index must have $150 million or more par amount outstanding and at least one year until final maturity. Bonds are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. When a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the index provider may use other sources to classify securities by credit quality. The index may include U.S. dollar-denominated bonds issued by foreign issuers. Securities in the index are updated on the last business day of each month. The fund seeks to maintain a dollar-weighted average maturity consistent with that of the index. As of December 31, 2019, the index was comprised of approximately 1,900 securities and had a dollar-weighted average maturity of 5.8 years.

Under normal circumstances, in seeking to track the index’s performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

In seeking to track the index, the fund’s assets may be concentrated in (i.e., more than 25% of the fund’s assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. As of December 31, 2019, 20.97% of the index consisted of securities of issuers in the industrial communications industry.

The fund is classified as diversified under the 1940 Act; however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

The fund is not sponsored, endorsed, sold or promoted by Bloomberg Index Services Limited (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

Investment Risks

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

The table below identifies the principal risks of investing in each fund, as well as the additional risks that are not anticipated to be principal risks of investing in a fund. A “P” designation means that the risk is a “principal risk,” and a “NP” designation means that the risk is a “non-principal risk.”

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Fund Name	BNY Mellon US Large Cap Core Equity ETF	BNY Mellon US Mid Cap Core Equity ETF	BNY Mellon US Small Cap Core Equity ETF	BNY Mellon International Equity ETF	BNY Mellon Emerging Markets Equity ETF	BNY Mellon Core Bond ETF	BNY Mellon Short Duration Corporate Bond ETF	BNY Mellon High Yield Beta ETF
ADR risk				P	P
Asian risk					P
Asset-backed securities risk						P
Authorized participants, market makers and liquidity providers risk	NP	NP	NP	NP	NP	NP	NP	NP
Banking companies risk					P		P
Call risk						NP	NP	NP
Cash transaction risk	NP	NP	NP	NP	NP	NP	NP	NP
China risk					P
Concentration risk	P	NP	NP	NP	P	NP	P	NP
Costs of buying and selling shares risk	NP	NP	NP	NP	NP	NP	NP	NP
Credit risk						P	P	P
Credit default swap index risk								P
Currency forward risk				P	P
Derivatives risk	NP	NP	NP	P	P	NP	NP	P
Emerging market risk					P
ETF risk	NP	NP	NP	P	P	NP	NP	NP
European risk				P
Financials sector risk				P	P
Fixed-income market risk						P	P	P
Fluctuation of net asset value, share premiums and discounts risk	P	P	P	P	P	P	P	P
Foreign currency risk				P	P
Foreign investment risk				P	P	P	P	P
Futures risk	NP	NP	NP	P	P	NP	NP	P
Government securities risk						P

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Fund Name	BNY Mellon US Large Cap Core Equity ETF	BNY Mellon US Mid Cap Core Equity ETF	BNY Mellon US Small Cap Core Equity ETF	BNY Mellon International Equity ETF	BNY Mellon Emerging Markets Equity ETF	BNY Mellon Core Bond ETF	BNY Mellon Short Duration Corporate Bond ETF	BNY Mellon High Yield Beta ETF
High yield securities risk								P
Index licensing risk	NP	NP	NP	NP	NP	NP	NP	NP
Index sampling risk	NP	NP	NP	NP	P	P	P	P
Indexing strategy risk	P	P	P	P	P	P	P	P
Industrial communications companies risk								P
Information technology companies risk	P
Interest rate risk						P	P	P
Issuer risk	P	P	P	P	P	P	P	P
Japan risk				P
Large-cap stock risk	P			P	P
Liquidity risk	NP	NP	NP	NP	P	P	P	P
Market risk	P	P	P	P	P	P	P	P
Midsize company risk		P
Mortgage-related securities risk						P
New fund risk	P	P	P	P	P	P	P	P
Non-diversification risk	P	P	P	P	P	P	P	P
Portfolio turnover risk						P	P	P
Preferred stock risk				P	P
Prepayment and extension risk						P
Privately-issued securities risk								P
REIT risk	P	P	P	P	P
Risks of stock investing	P	P	P	P	P
Securities lending risk	NP	NP	NP	NP	NP	NP	NP	NP
Small company risk			P
Structured notes risk				P	P			P
Total return swap risk				P	P			P

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Fund Name	BNY Mellon US Large Cap Core Equity ETF	BNY Mellon US Mid Cap Core Equity ETF	BNY Mellon US Small Cap Core Equity ETF	BNY Mellon International Equity ETF	BNY Mellon Emerging Markets Equity ETF	BNY Mellon Core Bond ETF	BNY Mellon Short Duration Corporate Bond ETF	BNY Mellon High Yield Beta ETF
Tracking stock risk	P	P	P
Trading issues risk	NP	NP	NP	NP	NP	NP	NP	NP

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Asian risk. The fund invests significantly in stocks issued by companies located in Asian countries. Many Asian countries can be characterized as either emerging or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Asian economies are also frequently subject to the risks of undeveloped financial service sectors, high inflation, frequent currency fluctuations, devaluations, or restrictions, political and social instability, corruption, and less efficient markets. Economies of Asian countries may also be heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Increased political and social unrest could adversely affect the performance of investments in this region. Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region. Companies in Asia may be subject to risks such as nationalization or other forms of government interference, and they can also be heavily reliant on only a few industries or commodities. Also, securities of some companies in Asia can be less liquid than U.S. or other foreign securities, potentially making it difficult for the fund to sell such securities at a desirable time and price.

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• Asset-backed securities risk.  Asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Banking companies risk. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value.

• Call risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer “calls” its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Cash transaction risk. To the extent the fund sells portfolio securities to meet some or all of a redemption request with cash, the fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the fund had transacted entirely in-kind.

• China risk. To the extent the fund’s investments are significantly exposed to issuers located in China, the fund may be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country’s products, which could result in inflationary pressure. These actions may also trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. All of the foregoing risks could increase the fund’s volatility. Additionally, from time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may

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be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.

• Concentration risk. The fund will concentrate its investments (i.e., invest more than 25% its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries, it will be more susceptible to economic conditions and risks affecting those industries.

• Costs of buying and selling shares risk. Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the “bid” price) and the price at which an investor is willing to sell fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ ask spread.” The bid/ ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall, lowering the value of the fund’s investment in such security. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Credit default swap index risk. Credit default swap indexes (CDXs) are derivative contracts that reflect the performance of an index of credit default swaps and transfer credit exposure between two parties (for example, between an exchange and the fund). The use of CDXs involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. Further, the fund’s return from investment in a CDX may not match the return of the referenced index of credit default swaps and could result in losses if the referenced index of credit default swaps does not perform as expected. Unexpected changes in the composition of the index of credit default swaps may also affect performance of the CDX. If a referenced index of credit default swaps has a dramatic intraday move that causes a material decline in the fund’s net assets, the terms of the fund’s CDX may permit the counterparty to immediately close out the transaction. In that event, the fund may be unable to enter into another CDX or otherwise achieve desired exposure, even if the referenced index of credit default swaps reverses all or a portion of its intraday move.

• Currency forward risk. Currency forward contracts are derivative instruments pursuant to a contract with a counterpar-ty to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts require a counterparty to post collateral, which may expose the fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

• Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and

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counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). When the fund enters into derivative transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable SEC or SEC Staff guidance, while the positions are open. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

For the BNY Mellon Emerging Markets Equity ETF only, certain derivatives in which the fund may invest may reference the London Interbank Offered Rate (LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. The replacement and/or discontinuation of LIBOR could lead to significant short-term and long-term uncertainty and market instability. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new positions. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/ or NAV.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. These risks may impact the correlation between fund and index performance.

• ETF risk. To the extent the fund invests in other ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs, typically reflect the risks associated with the types of instruments in which the ETFs invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

• European risk. The fund invests significantly in securities issued by European companies. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A significant number of countries in Europe are member states in the (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies including money supply and official interest rates for the Euro is exercised by the European Central Bank. The European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant impact on the economies of certain European countries and their future economic outlooks. Further, political or economic disruptions in European countries, even in countries in which the fund is not invested, may adversely affect security values and thus the fund’s holdings. There is particular uncertainty regarding the state of the EU following the United Kingdom’s (“U.K.”) initi-

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ation on March 27, 2017 of the process to exit from the EU (“Brexit”). As of January 31, 2020 the U.K. has officially exited the EU. A transition period will take place following the U.K.’s exit where the U.K. will remain subject to EU rules but will have no role in the EU lawmaking process. During this transition period, U.K. and EU representatives will be negotiating the precise terms of their future relationship. The precise economic impact will depend on many factors, including the future trade arrangement between the U.K. and the rest of the EU.

• Financials sector risk. Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. Although the fund is expected to engage in in-kind redemptions, an unexpected increase in fund redemption requests, including requests from Authorized Participants who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell certain of its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Further, some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity.

• Fluctuation of net asset value, share premiums and discounts risk. The net asset value of fund shares will generally fluctuate with changes in the market value of the fund’s securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund’s net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying index trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believe that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While

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the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund’s net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund’s net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Futures risk. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The fund’s use of futures contracts exposes the fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the fund has deposited or will have to deposit with a broker to maintain its futures position. When the fund enters into futures transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable SEC or SEC Staff guidance, while the positions are open. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the fund’s initial investment in such contracts.

• Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• High yield securities risk. High yield (junk) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Index licensing risk. It is possible that the index license, to which The Bank of New York Mellon Corporation (BNY Mellon) is the licensee and under which the Adviser or the fund is permitted to replicate or otherwise use an index, will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the index with another index which it considers to be appropriate in light of the investment strategy of the fund. The use of any such substitute index may have an adverse impact on the fund’s performance.

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In the event that the Adviser is unable to identify a suitable replacement for the relevant index, it may determine to terminate the fund.

• Index sampling risk. The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index. For example, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in the fund’s net asset value than would be the case if the fund held all of the securities in the index. Conversely, a positive development relating to an issuer of securities in the index that is not held by the fund could cause the fund to underperform the index. To the extent the assets in the fund are smaller, these risks will be greater. To the extent that the fund invests in securities not included in the index to maintain liquidity, it may not achieve its goal of tracking the total return of the index.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Industrial communications companies risk. Companies in the industrial communications industry include telecommunication companies as well as media and entertainment companies. Examples of telecommunication companies include providers of fiber-optic, fixed-line, cellular and wireless communications networks. Media and entertainment companies encompass a variety of services and products, including cable, satellite, and television broadcasting as well as certain gaming products and networking platforms. Companies in the industrial communications industry are more likely to be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement and shifting change in consumer taste. Industrial communications issuers are often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of industrial communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the industrial communications industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations and change in consumer tastes may make the products and services of certain industrial communications companies obsolete.

• Information technology companies risk.  The information technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with information technology companies are magnified in the case of small-cap technology companies.

• Interest rate risk.  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the

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fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

• Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Japan risk.  The fund has significant exposure to Japanese companies and therefore the fund›s performance will be influenced by political, social and economic factors affecting Japan. From the late 1990’s, Japan’s economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. The Japanese economy is more dependent on international trade than the United States, and may be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse affect on Japan’s economy. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Investments denominated in yen also are subject to the risk that the yen will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, and natural disasters, may affect Japanese markets and the fund’s performance.

• Large-cap stock risk. The fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small-and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Additionally, for the BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity can also decline unpredictably in response to overall economic conditions or credit tightening.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified

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if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of midsize companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors.

• Mortgage-related securities risk. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage-backed pass-through securities often occur through TBA transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage-backed pass-through securities specified in the TBA transaction.

• New fund risk. The fund is newly organized with limited operating history. The fund has limited performance history for investors to evaluate and may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the board of trustees may determine to liquidate the fund, which can be initiated without shareholder approval if the board determines it is in the best interest of shareholders.  As a result, the timing of the fund’s liquidation may not be favorable to certain individual shareholders.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund’s invested assets are diversified.

• Portfolio turnover risk. The fund may engage in frequent trading of its portfolio securities in connection with index rebalancing, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

• Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

• Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or

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cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

• Privately-issued securities risk. The fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund, and its value may decline as a result.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Small company risk. Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

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• Total return swap risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Tracking stock risk. Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

• Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund’s shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

Management

The investment adviser for the fund is BNY Mellon ETF Investment Adviser, LLC (Adviser), 201 Washington Street, Boston, Massachusetts 02108. As of the date of this prospectus, the Adviser serves as investment adviser only to the funds. Each of the funds will pay the Adviser a management fee at an annual rate of such fund’s average daily net assets as shown in the table below:

Fund	Management Fee
BNY Mellon US Large Cap Core Equity ETF	0.00%
BNY Mellon US Mid Cap Core Equity ETF	0.04%
BNY Mellon US Small Cap Core Equity ETF	0.04%
BNY Mellon International Equity ETF	0.04%
BNY Mellon Emerging Markets Equity ETF	0.11%
BNY Mellon Core Bond ETF	0.00%
BNY Mellon Short Duration Corporate Bond ETF	0.06%
BNY Mellon High Yield Beta ETF	0.22%

Except for the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund’s management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

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For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund’s management agreement provides that the Adviser will pay substantially all expenses of such fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund’s business. For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund’s management agreement provides that the Adviser will pay all acquired fund fees and expenses.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY Mellon, a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $37.1 trillion in assets under custody and administration and $1.9 trillion in assets under management. “BNY Mellon” is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world’s leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon’s affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.im.bnymellon.com.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the funds’ sub-adviser. Mellon, a registered investment adviser, is an indirect subsidiary of BNY Mellon with its principal office located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms. Mellon, subject to the Adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. As of December 31, 2019, Mellon had assets under management of approximately $545.261 billion.

A discussion regarding the basis for the board’s approval of the funds’ management agreements with the Adviser and Mellon, as sub-adviser, will be available in the funds’ semi-annual report for the period ended April 30, 2020.

Richard A. Brown, CFA, and Thomas J. Durante, CFA, are the primary portfolio managers of the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF. Gregory A. Lee, CFA, and Nancy G. Rogers, CFA, are the primary portfolio managers of the BNY Mellon Core Bond ETF and BNY Mellon Short Duration Corporate Bond ETF. Paul Benson, CFA, CAIA, Manuel Hayes, and Stephanie Shu, CFA, and the primary portfolio managers of the BNY Mellon High Yield Beta ETF. Each portfolio manager has been a portfolio manager of the respective fund since its inception in March 2020. Each portfolio manager is jointly and primarily responsible for the day-to-day management of such funds’ portfolios.

Mr. Brown is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1995.

Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1982.

Mr. Lee is a Director, Senior Portfolio Manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1989.

Ms. Rogers is a Director, Head of Fixed Income Index Portfolio Management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1987.

Mr. Benson is a Managing Director, Head of Multi-Factor Fixed Income at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2005.

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Mr. Hayes is Director, Senior Portfolio Manager at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 2009.

Ms. Shu is a Director, Senior Portfolio Manager at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 2000.

Each fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

The Adviser has obtained from the SEC an exemptive order, upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund’s board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the funds from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. A fund is required to disclose (as a dollar amount and a percentage of the fund’s assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund’s board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund’s board. The funds’ board, including a majority of the “non-interested” board members, must approve each new sub-adviser. In addition, the funds are required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

The funds’ SAI provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Each fund, the Adviser, Mellon and BNY Mellon Securities Corporation (BNYMSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage a fund or other client accounts.

Distributor and Distribution and Service Plan

BNYMSC, a wholly-owned subsidiary of the BNY Mellon, serves as distributor of the funds. BNYMSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYMSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYMSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each fund other than the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF. No distribution and service plan pursuant to Rule 12b-1 under the 1940 Act has been adopted for the BNY Mellon US Large Cap Core Equity ETF or the BNY Mellon Core Bond ETF.

Under the Plan, the funds are authorized to pay fees in connection with the sale and distribution of each fund’s respective shares in an amount up to 0.25% of each fund’s average daily net assets each year. No payments pursuant to the Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of a fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more over time.

Index/Trademark Licenses/Disclaimers

The index providers are not affiliated with the trust, the Adviser, Mellon, BNY Mellon or any of their respective affiliates. With respect to the Bloomberg Barclays Indices (defined below), the trust has entered into a license agreement with Bloomberg Index Services Limited pursuant to which the relevant funds use the Bloomberg Barclays Indices.  With respect to the Morningstar Equity Indexes (defined below), BNY Mellon has entered into a license agreement with

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Morningstar Inc.  The trust has entered into a sub-license agreement with BNY Mellon pursuant to which the relevant funds may use the Morningstar Equity Indexes. The Adviser pays any applicable licensing fee; no licensing fees are paid by the funds.

BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF (collectively, and solely for the purposes of this section, the “BNY Mellon Equity ETFs”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (collectively, “Morningstar”). Morningstar makes no representation or warranty, express or implied, to the owners of the BNY Mellon Equity ETFs or any member of the public regarding the advisability of investing in securities generally or in the BNY Mellon Equity ETFs in particular or the ability of Morningstar US Large Cap IndexSM, Morningstar® US Mid Cap IndexSM, Morningstar® US Small Cap IndexSM, Morningstar® Developed Markets ex-US Large Cap IndexSM and Morningstar® Emerging Markets Large Cap IndexSM (collectively, and solely for the purposes of this section, the “Morningstar Equity Indexes”) to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing through an agreement with The Bank of New York Mellon Corporation of: (i) certain service marks and service names of Morningstar; and (ii) the Morning-star Equity Indexes which are determined, composed and calculated by Morningstar without regard to the Adviser or the BNY Mellon Equity ETFs. Morningstar has no obligation to take the needs of the Adviser or the owners of BNY Mellon Equity ETFs into consideration in determining, composing or calculating the Morningstar Equity Indexes. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the BNY Mellon Equity ETFs or the timing of the issuance or sale of the BNY Mellon Equity ETFs or in the determination or calculation of the equation by which the BNY Mellon Equity ETFs are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the BNY Mellon Equity ETFs.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR EQUITY INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORN-INGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BYTHE ADVISER, OWNERS OR USERS OF THE BNY MELLON EQUITY ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR EQUITY INDEXES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR EQUITY INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the “Bloomberg Barclays US Aggregate Total Return Index, Bloomberg Barclays US Corporate 1-5 Years Total Return Index, and Bloomberg Barclays US Corporate High Yield Total Return Index” (collectively, and solely for the purposes of this section, the “Bloomberg Barclays Indices”).

Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF, and BNY Mellon High Yield Beta ETF (collectively, and solely for the purposes of this section, the “BNY Mellon Fixed Income ETFs”) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the BNY Mellon Fixed Income ETFs. The Bloomberg Barclays Indices are licensed through an agreement with The Bank of New York Mellon Corporation for use by the Adviser as the sponsor of the BNY Mellon Fixed Income ETFs. The only relationship of Bloomberg and Barclays with the Adviser in respect of the Bloomberg Barclays Indices is the licensing of the Bloomberg Barclays Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Adviser or the BNY Mellon Fixed Income ETFs or the owners of the BNY Mellon Fixed Income ETFs.

Additionally, the Adviser of the BNY Mellon Fixed Income ETFs may for itself execute transaction(s) with Barclays in or relating to the Bloomberg Barclays Indices in connection with the BNY Mellon Fixed Income ETFs. Investors acquiring the BNY Mellon Fixed Income ETFs neither acquire any interest in the Bloomberg Barclays Indices nor enter into any

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relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the BNY Mellon Fixed Income ETFs. The BNY Mellon Fixed Income ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the BNY Mellon Fixed Income ETFs or the advisability of investing in securities generally or the ability of the Bloomberg Barclays Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the BNY Mellon Fixed Income ETFs with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the BNY Mellon Fixed Income ETFs to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Adviser or the owners of the BNY Mellon Fixed Income ETFs or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the BNY Mellon Fixed Income ETFs.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the BNY Mellon Fixed Income ETFs, investors or other third parties. In addition, the licensing agreement between the Adviser and Bloomberg is solely for the benefit of the Adviser and Bloomberg and not for the benefit of the owners of the BNY Mellon Fixed Income ETFs, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ADVISER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMSALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BNY MELLON FIXED INCOME ETFS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.

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Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant fund’s net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time for the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF and 3:00 p.m. Eastern time for the BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the relevant fund’s net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information will be available at www.im.bnymellon.com with respect to each fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund’s net asset value per fund share; (ii) the fund’s net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year (or the life of the fund, if shorter); (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year (or the life of the fund, if shorter); (v) the fund’s median bid-ask spread over the last thirty calendar days (when available); and (vi) if during the past year the fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

NYSE Arca, Inc. will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to each fund. The IOPV calculations are estimates of the value of each fund’s net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a fund’s actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities’ local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market’s close. Therefore, the IOPV may not reflect the best possible valuation of a fund’s current portfolio. Neither the funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

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The funds do not impose any restrictions on the frequency of purchases and redemptions; however, the funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a fund’s investment strategy, or whether they would cause a fund to experience increased transaction costs. The board considered that, unlike traditional mutual funds, fund shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a fund directly, and that most trading in a fund occurs on exchanges at prevailing market prices and does not involve the fund directly. Given this structure, the board determined that it is unlikely that (a) market timing would be attempted by a fund’s shareholders or (b) any attempts to market time a fund by shareholders would result in negative impact to the fund or its shareholders.

Portfolio Holdings Disclosure

The funds’ portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each fund are disclosed on the funds’ website, www.im.bnymellon.com.

Distributions

Each fund shareholder is entitled to his or her pro rata share of the applicable fund’s income and net realized gains on the fund’s investments. Each fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as “income dividend distributions.” Each fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a fund’s net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”

For the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF, income dividend distributions, if any, for the funds are generally distributed to shareholders quarterly, but may vary significantly from period to period. For BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, income dividend distributions, if any, for the funds are generally distributed to shareholders monthly, but may vary significantly from period to period. Net capital gains for each fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code (Code).

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U. S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the funds, or the tax consequences of an investment in a fund. An investment in a fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Legislation commonly known as the Tax Cuts and Jobs Act (Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December

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31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to regulated investment companies (RICs), such as the funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in any of the funds.

Tax Status of the Funds. Each fund intends to qualify for the special tax treatment afforded a RIC under the Code. If a fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if a fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in a fund’s shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in a fund. The income dividends and short-term capital gains distributions received from a fund will be taxed as either ordinary income or qualified dividend income. Distributions from a fund’s short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by a fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of a fund’s net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of a fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor’ basis in the applicable fund’s shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by a fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. Certain funds’ investment strategies may significantly limit their ability to distribute dividends eligible to be treated as qualified dividend income. Additionally, income derived in connection with a fund’s securities lending activities will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. Certain funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

If an investor lends his or her fund shares pursuant to securities lending arrangements, he or she may lose the ability to treat fund dividends (paid while the fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

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Distributions paid in January, but declared by a fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared. The funds will inform shareholders of the amount of any ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce a fund’s net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

You should note that if you purchase shares of a fund just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

Each fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Derivatives and Other Complex Securities. A fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a fund. Please consult a personal tax advisor regarding the application of these rules.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by a fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to “pass through” to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If a fund in which a shareholder holds fund shares makes such an election, the shareholder will be considered to have received as an additional dividend his or her share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating his or her taxable income, or, subject to certain limitations, a credit in calculating his or her federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if a fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund’s foreign taxes for the current year could be reduced.

Real Estate Investments. A fund may invest in REITs. REITs in which a fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues a tax reporting statement. As a result, a fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to recently proposed regulations on which the funds may rely, distributions by a fund to its shareholders that are attributable to qualified REIT dividends received by the fund and which the fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period

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beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (IRS), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for one year or less.

When creating or redeeming Creation Units, a confirmation statement showing the number of fund shares purchased or sold and at what price will be sent.

The trust, on behalf of each fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund and if, pursuant to Section 351 of the Code, the applicable fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If a fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. A fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (UBTI). Prior to investing in a fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.

Investments In Certain Foreign Corporations. A fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a fund before making an investment in such fund. Fund dividends attributable to dividends received from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the funds, and to the shareholders, from the funds’ potential investment in PFICs and CFCs can be found in the SAI.

Non-U.S. Investors. Ordinary income dividends paid by a fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is

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effectively connected with a U.S. trade or business. In general, a fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and a fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. A fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. A fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the funds and of fund shareholders with respect to distributions by the funds may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the funds. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the funds under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each fund. Registered investment companies are permitted to invest in the funds beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the trust, including that such investment companies enter into an agreement with the funds.

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Financial Highlights

Because the funds have not commenced operations prior to the date of this prospectus, financial highlights are not available.

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NOTES

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For More Information

BNY Mellon US Large Cap Core Equity ETF
BNY Mellon US Mid Cap Core Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon International Equity ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Core Bond ETF
BNY Mellon Short Duration Corporate Bond ETF
BNY Mellon High Yield Beta ETF

More information on each fund is available free upon request, including the following:

Annual/Semiannual Report

Each fund’s annual and semiannual reports describe the fund’s performance, list portfolio holdings and contain a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the period covered by the report. The fund’s most recent annual and semiannual reports will be available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its respective policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust discloses, at www.im.bnymellon.com, the identities and quantities of the securities held by each fund. A complete description of each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To Obtain Information

By telephone. Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)
By mail.
BNY Mellon ETF Trust
240 Greenwich Street
New York, New York 10286
On the Internet. Certain fund documents can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
BNY Mellon ETF Trust: www.im.bnymellon.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of any fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the funds. Neither the delivery of this prospectus nor any sale of shares of any fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of any fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

SEC file number: 811-23477

© 2020 BNY Mellon Securities Corporation

ETF-P0420

STATEMENT OF ADDITIONAL INFORMATION

March 9, 2020, as revised April 6, 2020

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time.  To obtain a copy of a fund’s prospectus, please call your financial adviser, or write to the fund at 240 Greenwich Street, New York, New York 10286, visit at www.im.bnymellon.com, or call 1-833-ETF-BNYM (383-2696)  (inside the U.S. only).

Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Principal U.S. Listing Exchange for each ETF:  NYSE Arca, Inc.

Fund	Abbreviation	Ticker	Fiscal Year End	Prospectus Date

BNY Mellon ETF Trust	Trust
BNY Mellon US Large Cap Core Equity ETF	BLCCEF	BKLC	October 31st	March 9, 2020
BNY Mellon US Mid Cap Core Equity ETF	BMCCEF	BKMC	October 31st	March 9, 2020
BNY Mellon US Small Cap Core Equity ETF	BSCCEF	BKSE	October 31st	March 9, 2020
BNY Mellon International Equity ETF	BIEF	BKIE	October 31st	March 9, 2020
BNY Mellon Emerging Markets Equity ETF	BEMEF	BKEM	October 31st	March 9, 2020
BNY Mellon Core Bond ETF	BCBF	BKAG	October 31st	March 9, 2020
BNY Mellon Short Duration Corporate Bond ETF	BSDCBF	BKSB	October 31st	March 9, 2020
BNY Mellon High Yield Beta ETF	BHYBF	BKHY	October 31st	March 9, 2020

 ETF-SAI-0420

TABLE OF CONTENTS

PART I

BOARD INFORMATION...............................................................................................................

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills.....................................................................................................................................

Committee Meetings............................................................................................................

Board Members’ Fund Share Ownership.............................................................................

Board Members’ Compensation...........................................................................................

OFFICERS.......................................................................................................................................

CERTAIN PORTFOLIO MANAGER INFORMATION...............................................................

ADVISER’S AND SUB-ADVISER’S COMPENSATION; COMPLIANCE SERVICES............

Adviser’s Compensation......................................................................................................

Sub-Adviser’s Compensation...............................................................................................

Compliance Services............................................................................................................

SECURITIES LENDING ACTIVITIES.........................................................................................

OFFERING PRICE..........................................................................................................................

CONTINUOUS OFFERING...........................................................................................................

EXCHANGE LISTING AND TRADING.......................................................................................

BOOK ENTRY ONLY SYSTEM...................................................................................................

RATINGS OF CORPORATE DEBT SECURITIES......................................................................

SECURITIES OF REGULAR BROKERS OR DEALERS............................................................

COMMISSIONS..............................................................................................................................

PORTFOLIO TURNOVER VARIATION......................................................................................

SHARE OWNERSHIP....................................................................................................................

PART II

PURCHASE AND REDEMPTION OF CREATION UNITS........................................................

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS..................................................

INVESTMENT RESTRICTIONS...................................................................................................

Fundamental Policies...........................................................................................................

Nonfundamental Policies.....................................................................................................

Investment Objective(s)...........................................................................................

10 10 13 13 13 14 16 17 17 18 18 18 18 19 20 20 21 22 22 22 22 1 9 17 17 18 18

2

Funds-of-Funds........................................................................................................

80% Test...................................................................................................................

INFORMATION ABOUT THE FUNDS’ ORGANIZATION AND STRUCTURE.....................

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES................................

Expense Arrangements.........................................................................................................

Index Licensing Disclosures................................................................................................

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................

PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES.........................

Frequent Purchases and Exchanges.....................................................................................

INFORMATION ABOUT SHAREHOLDER SERVICES.............................................................

INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS.........................................

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS.....................................................................................................................................

Equity Securities..................................................................................................................

Common Stock.........................................................................................................

Preferred Stock.........................................................................................................

Tracking Stock.........................................................................................................

Convertible Securities..............................................................................................

Warrants and Stock Purchase Rights.......................................................................

IPOs..........................................................................................................................

IPOs Generally.........................................................................................................

Equity IPOs..............................................................................................................

Fixed-Income Securities.......................................................................................................

U.S. Government Securities.....................................................................................

Corporate Debt Securities........................................................................................

Ratings of Securities; Unrated Securities.................................................................

High Yield and Lower-Rated Securities..................................................................

Zero Coupon, Pay-In-Kind and Step-Up Securities.................................................

Variable and Floating Rate Securities......................................................................

Mortgage-Related Securities....................................................................................

19 19 19 20 20 20 22 1 1 1 1 2 2 2 2 3 3 4 4 4 4 5 6 7 7 7 9 9 10

3

Asset-Backed Securities...........................................................................................

Taxable Municipal Securities...................................................................................

Real Estate Investment Trusts (“REITs”)............................................................................

Money Market Instruments..................................................................................................

Bank Obligations......................................................................................................

Repurchase Agreements.......................................................................................................

Commercial Paper....................................................................................................

Foreign Securities.................................................................................................................

Investing in Europe..................................................................................................

Investing in Japan.....................................................................................................

Emerging Markets....................................................................................................

Depositary Receipts and New York Shares.............................................................

Sovereign Debt Obligations.....................................................................................

Eurodollar and Yankee Dollar Investments.............................................................

Investment Companies.........................................................................................................

Private Investment Funds.........................................................................................

Exchange-Traded Funds and Similar Exchange-Traded Products (“ETFs”).......................

Exchange-Traded Notes.......................................................................................................

Derivatives...........................................................................................................................

Risks.........................................................................................................................

CPO Exemption........................................................................................................

Specific Types of Derivatives..............................................................................................

Foreign Currency Transactions............................................................................................

Lending Portfolio Securities................................................................................................

Borrowing Money................................................................................................................

Forward Commitments.............................................................................................

Forward Roll Transactions.......................................................................................

LIBOR Rate Risk.................................................................................................................

Illiquid Securities.................................................................................................................

Section 4(2) Paper and Rule 144A Securities......................................................................

Diversification Status...........................................................................................................

Cybersecurity Risk...............................................................................................................

Recent Market and Economic Developments......................................................................

13 14 16 16 17 18 18 18 19 20 21 24 24 26 26 26 27 27 28 28 29 30 37 38 39 39 39 40 40 41 41 41 42

4

RATING CATEGORIES.....................................................................................................

S&P......................................................................................................................................

Long-Term Issue Credit Ratings..............................................................................

Short-Term Issue Credit Ratings..............................................................................

Municipal Short-Term Note Ratings Definitions.....................................................

Moody’s...............................................................................................................................

Long-Term Obligation Ratings and Definitions......................................................

Short-Term Ratings..................................................................................................

U.S. Municipal Short-Term Debt and Demand Obligation Ratings....................................

Fitch......................................................................................................................................

Corporate Finance Obligations — Long-Term Rating Scales.................................

Structured, Project & Public Finance Obligations — Long-Term Rating Scales....

Short-Term Ratings Assigned to Issuers and Obligations.......................................

DBRS...................................................................................................................................

Long Term Obligations............................................................................................

Commercial Paper and Short Term Debt.................................................................

ADDITIONAL INFORMATION ABOUT THE BOARD.............................................................

Board Oversight Role in Management.................................................................................

Board Composition and Leadership Structure.....................................................................

Additional Information About the Board and its Committees.............................................

MANAGEMENT ARRANGEMENTS...........................................................................................

The Adviser..........................................................................................................................

Sub-Advisers........................................................................................................................

Portfolio Managers and Portfolio Manager Compensation.................................................

Certain Conflicts of Interest with Other Accounts...............................................................

Code of Ethics..........................................................................................................

Distributor............................................................................................................................

Service Agents..........................................................................................................

Transfer Agent and Custodian..............................................................................................

Annual Anti-Money Laundering Program Review..............................................................

Funds’ Compliance Policies and Procedures.......................................................................

42 42 43 44 44 45 45 45 45 46 46 47 48 48 48 49 50 50 50 50 51 51 52 52 53 54 54 54 55 55 55

5

Combined Prospectuses........................................................................................................

Escheatment.........................................................................................................................

DETERMINATION OF NAV.........................................................................................................

Valuation of Portfolio Securities..........................................................................................

Calculation of NAV.............................................................................................................

Expense Allocations.............................................................................................................

Exchange and Transfer Agent Closings...............................................................................

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS......................

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS..........................

Taxation of the Funds...............................................................................................

Taxation of Shareholders - Distributions.................................................................

Taxation of Shareholders – Sale of Shares..............................................................

Cost Basis Reporting................................................................................................

Taxation of Fund Investments..................................................................................

Tax-Exempt Shareholders........................................................................................

Foreign Shareholders...............................................................................................

Backup Withholding................................................................................................

Creation Units..........................................................................................................

Certain Potential Tax Reporting Requirements.......................................................

State Tax Matters.....................................................................................................

PORTFOLIO TRANSACTIONS....................................................................................................

Trading the Funds’ Portfolio Securities...............................................................................

Soft Dollars..........................................................................................................................

IPO Allocations....................................................................................................................

DISCLOSURE OF PORTFOLIO HOLDINGS...............................................................................

Policy on Disclosure of Portfolio Holdings.........................................................................

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES...................................

Proxy Voting By Mellon......................................................................................................

Securities of Non-U.S. Companies and Securities Out on Loan..............................

Material Conflicts of Interest...................................................................................

Operations of the Proxy Voting Committee.............................................................

Voting Proxies of Designated BHCs....................................................................................

Material Conflicts of Interest...................................................................................

55 55 56 56 56 57 57 57 58 58 60 62 62 62 64 65 65 66 66 67 67 67 69 70 70 70 71 71 71 71 72 72 72

6

Voting Shares of Certain Registered Investment Companies..............................................

SUMMARIES OF THE VOTING GUIDELINES..........................................................................

Summary of the Mellon Voting Guidelines.........................................................................

Summary of the ISS Guidelines (excerpted from ISS materials)........................................

ISS Global Voting Principles...............................................................................................

Accountability..........................................................................................................

Stewardship..............................................................................................................

Independence............................................................................................................

Transparency............................................................................................................

Regional Policy and Principles – Americas.........................................................................

Board....................................................................................................................................

U.S. and Canada.......................................................................................................

Americas Regional and Brazil.................................................................................

Compensation.......................................................................................................................

The U.S. and Canada................................................................................................

Americas Regional and Brazil.................................................................................

Audit.....................................................................................................................................

U.S. and Canada.......................................................................................................

Americas Regional and Brazil.................................................................................

Shareholder Rights/Takeover Defenses...............................................................................

U.S............................................................................................................................

Canada......................................................................................................................

Americas Regional and Brazil.................................................................................

Environmental & Social Issue Shareholder Proposals.........................................................

U.S............................................................................................................................

Canada......................................................................................................................

Latin America...........................................................................................................

Merger & Acquisition & Capital Related Proposals............................................................

U.S. and Canada.......................................................................................................

Americas Regional and Brazil.................................................................................

Regional Policy and Principles – Europe, Middle East and Africa.....................................

ISS European Policy............................................................................................................

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines................

73 73 73 80 80 80 80 80 80 81 81 81 81 81 82 82 82 82 83 83 83 83 83 84 84 84 84 84 84 85 85 85 85

7

ISS South Africa Policy.......................................................................................................

ISS Russia and Kazakhstan Policy.......................................................................................

ISS EMEA Regional Policy.................................................................................................

Regional Policy and Principles – Asia-Pacific.....................................................................

Board....................................................................................................................................

Japan.........................................................................................................................

Hong Kong...............................................................................................................

Korea........................................................................................................................

Singapore..................................................................................................................

China........................................................................................................................

Taiwan......................................................................................................................

India..........................................................................................................................

Australia...................................................................................................................

Compensation.......................................................................................................................

Japan.........................................................................................................................

Hong Kong...............................................................................................................

Korea........................................................................................................................

Singapore..................................................................................................................

China........................................................................................................................

Taiwan......................................................................................................................

India..........................................................................................................................

Australia...................................................................................................................

Audit.....................................................................................................................................

Japan.........................................................................................................................

Hong Kong, Singapore and India.............................................................................

Korea and Taiwan....................................................................................................

China........................................................................................................................

Australia...................................................................................................................

Shareholder Rights/Takeover Defenses...............................................................................

Japan.........................................................................................................................

Hong Kong, Singapore, Taiwan and India...............................................................

Korea........................................................................................................................

China........................................................................................................................

85 85 85 86 86 86 86 86 87 87 87 87 88 88 88 88 88 88 89 89 89 89 89 89 89 89 89 90 90 90 90 90 90

8

Australia...................................................................................................................

Environmental & Social Issue Shareholder Proposals.........................................................

Japan.........................................................................................................................

Hong Kong, Singapore, China, Taiwan and India...................................................

Korea........................................................................................................................

Australia...................................................................................................................

Merger & Acquisition /Economic Proposals.......................................................................

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia.......................

Korea........................................................................................................................

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRUCTURE; FUND SHARES AND VOTING RIGHTS.................................................................................................................

Massachusetts Business Trusts.............................................................................................

Fund Shares and Voting Rights............................................................................................

LOCAL MARKET HOLIDAY SCHEDULES...............................................................................

GLOSSARY.....................................................................................................................................

FINANCIAL STATEMENTS.........................................................................................................

90 90 91 91 91 91 91 91 91 91 91 92 92 92 96

9

PART I

BOARD INFORMATION

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. All of the board members are Independent Board Members. The address of each board member is 240 Greenwich Street, New York, New York 10286.

Name Year of Birth Position	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex[2] Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
J. Charles Cardona Chairman of the Board[1]	2020	Mutual fund director and trustee (since 2014); President and a Director of BNY Mellon Investment Adviser, Inc. (f/k/a The Dreyfus Corporation) (“BNYMIA”) (until 2016); Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of BNYMIA (until 2016); Chairman of the Distributor (until 2016).	23	BNY Mellon Liquidity Funds, Chairman and Director (2019 – Present); BNY Mellon Family of Funds, Independent Director (2014- Present).
Kristen M. Dickey Board Member[1]	2020	Independent board director of Marstone, Inc., a financial technology company (since 2018); Lead non-executive director for Aperture Investors, LLC, an investment management firm (since 2018); Managing Director—Global Head of Index Strategy at BlackRock, Inc. (until 2017).	1	N/A
F. Jack Liebau, Jr. Board Member[1]	2020	Corporate director (since 2015); President and Chief Executive Officer at Roundwood Asset Management (until 2015).	1	Myers Industries, an industrial company, Director (2015 – Present; Chairman 2016 – Present); Pep Boys an automotive aftermarket retailer, Director (2015-2016).
Jill I. Mavro Board Member[1]	2020	Founder and Principal of Spoondrift Advisory, LLC (since 2018); Senior Managing Director, Head of Strategic Relationships and Member of SPDR Executive Committee at State Street Global Advisors (until 2018); Interested Trustee on the Board of Sectoral Asset Management (2013-2015).	1	N/A
Kevin W. Quinn Board Member[1]	2020	Partner at PricewaterhouseCoopers, LLC (until 2019).	1	N/A
Stacy L. Schaus Board Member[1]	2020	Chief Executive Officer of the Schaus Group LLC, a consulting firm (since 2019); Advisory board member of A&P Capital, a consulting firm (since 2019); Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management (until 2018).	1	N/A

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1 Serves on the board’s audit committee and nominating committee.

2 “Fund complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members.  The board believes that the significance of each board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

•         J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020. He currently also serves as an independent board member for certain funds in the BNY Mellon Family of Funds. Mr. Cardona was the President and a Director of BNY Mellon Investment Adviser, Inc. (f/k/a The Dreyfus Corporation) ("BNYMIA"), an affiliate of the Adviser, and the Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of BNYMIA, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of the Distributor, and he previously served as an Executive Vice President of

11

the Distributor from 1997 to 2013. He also served as President of the Institutional Services Division of the Distributor. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of the Distributor, which he joined in 1981.

•         Kristen M. Dickey – Ms. Dickey’s career spans over 20 years of experience in the investment management industry, before her retirement in 2017. She served in various roles at BlackRock, Inc. over the course of her career, including as Managing Director—Global Head of Index Strategy from 2014 to 2017, Managing Director—Head of Corporate Investor Relations from 2012 to 2014 and Managing Director—Global Head of Financial Institutions Group from 1996 to 2011. Ms. Dickey has served as the lead non-executive director for Aperture Investors, LLC, an investment management firm, since 2018. She has also served as an independent board director of Marstone, Inc., a financial technology company, since 2018. Ms. Dickey has served as a trustee for the New York City park nonprofits Friends of the High Line from 2006, where she is also the head of the investment committee, and the Battery Conservancy, where she is also the treasurer, since 2005 and 2011, respectively. She has served as an advisory board member for the nonprofits Girls Who Invest and the Council for Economic Education since 2018 and 2017, respectively.

•         F. Jack Liebau, Jr. – Mr. Liebau has over 30 years of experience in the investment management industry. He has served in various roles over the course of his career, including as a partner, portfolio manager and head of compliance at Primecap Management Co. from 1986 to 2003, president, portfolio manager and head of compliance at Liebau Asset Management from 2003 to 2011, portfolio manager and partner at Davis Advisors from 2011 to 2013, President and Chief Executive Officer at Roundwood Asset Management from 2013 to 2015 and a private investor and corporate director since 2015. Mr. Liebau has served as a board member of numerous organizations, including as a director of media company Media General from 2008 to 2009, a director of defense firm Herley Industries from 2010 to 2011, a corporate director of automotive aftermarket retailer Pep Boys from 2015 to 2016, a director of industrial company Myers Industries from 2015 to present and the Chairman of the Board from 2016 to present, the Non-Executive Chairman of the Board of information technology and investigations firm Special Investigations Limited Company from 2017 to present, and independent director of S3 Software, an unlisted software company serving media companies, from 2020 to present.

•         Jill I. Mavro – Ms. Mavro gained over 23 years of experience in the asset management industry before her retirement in 2018. She served in various roles at State Street Global Advisors over the course of her career, including as an associate and principal in the asset servicing division from 1995 to 1997, a principal and vice president in the asset management division from 1997 to 2002, a vice president and sales manager from 2002 to 2004, Vice President—Head of National Accounts from 2004 to 2012, Managing Director—Head of Strategic Relationships from 2012 to 2016 and Senior Managing Director—Head of Strategic Relationships from 2016 to 2018. Ms. Mavro has served as a board member of several organizations, including as a board member of Sectoral Asset Management from 2013 to 2015, a member of the Overseers Board of Beth Israel Deaconess Medical Center from 2014 to present, a board member of nonprofit Women in ETFs, Inc. from 2013 to present and a member of the SPDR Executive Committee at State Street Global Advisors from 2014 to 2018.

•         Kevin W. Quinn – Mr. Quinn gained over 35 years of experience in the audit, tax and accounting field before his retirement in 2019. He served as a partner at PricewaterhouseCoopers, LLC from 1997 to 2019. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation from the CFA Institute. Mr. Quinn has also served as trustee as part of the Catholic Charities – Archdiocese of Boston, MA from 2001-2013, Mutual Funds Against Cancer from 2003-2008 and INROADS, an organization that seeks to promote ethnic and racial diversity in the corporate workplace, from 1997-2000.

•         Stacy L. Schaus – Ms. Schaus has over 37 years of experience in the financial and investment management industries. She served as a vice president at Merrill Lynch Capital Markets from 1981 to 1989, as the founder and Chief Executive Officer/Chief Operating Officer of Hewitt Financial Services, a registered investment adviser and brokerage, from 1992 to 2006, as the President of the Hewitt Series Trust from 1992 to 2006, as Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management from 2006 to 2018, and has served as the founder and Chief Executive Officer of the Schaus Group LLC, a

12

consulting firm, since 2019.  Ms. Schaus has served as a board member of several organizations, including as a board member of the nonprofit Financial Planning Association from 2005 to 2007, the founder and chairwoman of the nonprofit Defined Contribution Institutional Investment Association from 2010 to 2012 and the chairwoman of the nonprofit Employee Benefit Research Institute from 2018 to present.  She has served as a member of the financial technology committee of the nonprofit Society of Actuaries and as an advisory board member of A&P Capital, a consulting firm, each since 2019.

Committee Meetings

The board has the following standing committees:  audit committee and nominating committee.  The board has also established a valuation committee composed of officers noted in the “Officers” table below.  Because the funds had not commenced operations as of the date of this SAI, there have been no committee meetings.

Board Members’ Fund Share Ownership

The funds had not commenced operations as of the date of this SAI and therefore, as of the date of this SAI, no board member owned any shares in the funds.

As of December 31, 2019, none of the independent board members or their immediate family members owned securities of the Adviser, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, any Sub-Advisers or the Distributor.

Board Members’ Compensation

The Independent Board Members are not compensated directly by the funds.  The Independent Board Members are paid by the Adviser from the unitary management fee paid to the Adviser by the funds. The Independent Board Members are also reimbursed for their covered expenses.

Because the funds had not commenced operations as of the date of this SAI, no compensation has previously been provided to the Independent Board Members.  The below is an estimate of the aggregate amount of fees to be paid to each current Independent Board Member for the funds’ first full fiscal year ending October 31, 2020.

Name of Independent Board Member	Aggregate Compensation from the Trust	Pension of Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Independent Board Members (1)
J. Charles Cardona	$ 75,000	N/A	N/A	$ 356,000
Kristen M. Dickey	$ 60,000	N/A	N/A	$ 60,000
F. Jack Liebau, Jr.	$ 60,000	N/A	N/A	$ 60,000
Jill I. Mavro	$ 60,000	N/A	N/A	$ 60,000
Kevin W. Quinn	$ 70,000	N/A	N/A	$ 70,000
Stacy L. Schaus	$ 60,000	N/A	N/A	$ 60,000

13

(1)             Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served as of the date of this SAI.  “Fund complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (and Portfolios) in the Fund Complex[2] for which Officer serves as an Officer

David DiPetrillo 1978 President 2020

Head of North American Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015.

62 (126 portfolios)
Bennett A. MacDougall 1971 Chief Legal Officer 2020

Chief Legal Officer of Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015.

64 (149 portfolios)
Sarah S. Kelleher 1975 Vice President and Secretary 2020	Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon.	64 (149 portfolios)
Amanda Quinn 1985 Vice President and Assistant Secretary 2020

Counsel of BNY Mellon since June 2019;  Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019;  Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018 and Senior Associate at BNY Mellon Investment Management Services from October 2013 to March 2015.

64 (149 portfolios)
James Bitetto 1966 Vice President and Assistant Secretary 2020	Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of BNY Mellon Investment Adviser.	64 (149 portfolios)
Sonalee Cross 1987 Vice President and Assistant Secretary 2020

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015.

64 (149 portfolios)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2020

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016.

64 (149 portfolios)
Natalya Zelensky 1985 Vice President and Assistant Secretary 2020

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015.

64 (149 portfolios)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2020	Senior Managing Counsel of BNY Mellon.	64 (149 portfolios)
Peter M. Sullivan 1968 Vice President and Assistant Secretary 2020	Managing Counsel of BNY Mellon.	64 (149 portfolios)
James Windels[1] 1958 Treasurer 2020	Director – BNY Mellon Fund Administration.	64 (149 portfolios)
Gavin C. Reilly 1968 Assistant Treasurer 2020	Tax Manager - BNY Mellon Fund Administration.	64 (149 portfolios)
Robert S. Robol 1964 Assistant Treasurer 2020	Senior Accounting Manager – BNY Mellon Fund Administration.	64 (149 portfolios)
Robert Salviolo[1] 1967 Assistant Treasurer 2020	Senior Accounting Manager – BNY Mellon Fund Administration.	64 (149 portfolios)
Robert Svagna[1] 1967 Assistant Treasurer 2020	Senior Accounting Manager – BNY Mellon Fund Administration.	64 (149 portfolios)
Jennifer Cassedy 1971 Chief Compliance Officer 2020

Chief Compliance Officer of BNY Mellon ETF Investment Adviser, LLC since 2019; Chief Compliance Officer of Mellon Investments Corporation since 2018; Chief Compliance Officer of The Boston Company Asset Management, LLC since 2004.

1 (8 portfolios)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2020

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor from May 2015 to December 2015; AML Surveillance Officer of the Distributor from January 2012 to May 2015.

57 (142 portfolios)

14

1 Serves on the valuation committee of the board.

2 “Fund complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the number and types of accounts advised by each fund’s primary portfolio manager(s) and assets under management in those accounts as of the end of the last calendar year, December 31, 2019.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Richard A. Brown	125	$111,543	103	$97,785	57	$89,640
Thomas J. Durante	125	$111,543	103	$97,785	57	$89,640
Gregory A. Lee	17	$7,119	32	$16,389	20	$13,982
Nancy G. Rogers	17	$7,119	32	$16,389	20	$13,982
Paul Benson	1	$1,253	6	$4,017	6	$2,269
Manuel Hayes	1	$1,253	6	$4,017	6	$2,269
Stephanie Shu	1	$1,253	6	$4,017	6	$2,269

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

16

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)

Richard A. Brown	N/A	0	0
Thomas J. Durante	N/A	0	0
Gregory A. Lee	N/A	0	0
Nancy G. Rogers	N/A	0	0
Paul Benson	Other	1	$391.9
Manuel Hayes	Other	1	$391.9
Stephanie Shu	Other	1	$391.9

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the date of this SAI.  Because the funds had not commenced operations as of the date of this SAI, no portfolio manager owned any shares in the funds.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Richard A. Brown	BLCCEF	None
	BMCCEF	None
	BSCCEF	None
	BIEF	None
	BEMEF	None
Thomas J. Durante	BLCCEF	None
	BMCCEF	None
	BSCCEF	None
	BIEF	None
	BEMEF	None
Gregory A. Lee	BCBF	None
	BSDCBF	None
Nancy G. Rogers	BCBF	None
	BSDCBF	None
Paul Benson	BHYBF	None
Manuel Hayes	BHYBF	None
Stephanie Shu	BHYBF	None

ADVISER’S AND SUB-ADVISER’S COMPENSATION; COMPLIANCE SERVICES

Adviser’s Compensation

The funds will pay a monthly management fee to the Adviser at the annual rate set forth in the table below (stated as a percentage of each fund’s average daily net assets):

Fund	Fee Rate

BLCCEF	0.00%
BMCCEF	0.04%
BSCCEF	0.04%
BIEF	0.04%
BEMEF	0.11%
BCBF	0.00%
BSDCBF	0.06%
BHYBF	0.22%

17

Sub-Adviser’s Compensation

For each fund, the Adviser will pay a contractual fee rate to Mellon Investments Corporation (“Mellon”), as Sub-Adviser, at the annual rate set forth in the table below (stated as a percentage of each fund’s average daily net assets).  The Adviser, and not the funds, pays Mellon’s fee rate.

Fund	Fee Rate

BLCCEF	0.02%
BMCCEF	0.02%
BSCCEF	0.02%
BIEF	0.02%
BEMEF	0.055%
BCBF	0.03%
BSDCBF	0.03%
BHYBF	0.11%

Compliance Services

The funds’ compliance program is developed, implemented and maintained by the funds’ CCO and her staff.  The CCO’s staff works on the compliance program and related matters for the funds.  There will be no allocation to the funds of compensation expenses for the CCO and her staff.  Because the funds are unitary fee funds, such compliance compensation and expenses are borne by the Adviser.  Because the funds were not in operation as of the date of this SAI, no amounts have been paid for CCO compliance services.

SECURITIES LENDING ACTIVITIES

The board intends to approve participation in a securities lending program for each fund.  Under the proposed securities lending program, The Bank of New York Mellon serves as each funds’ securities lending agent (“Securities Lending Agent”).  As the funds were not operational as of the date of this SAI, the funds have not earned any income from securities lending nor paid any fees to the Securities Lending Agent.  Each fund’s share of securities lending income will be credited back to the fund.

The services intended to be provided by The Bank of New York Mellon as Securities Lending Agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.

OFFERING PRICE

Each fund offers and issues its shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”).  Each fund generally offers and issues its shares either in exchange for (i) a basket of securities designated by the fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component.  The primary consideration accepted by a fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI.  The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements).  The Trust also reserves the right to deviate from a representative selection of a fund’s portfolio holdings as part of the Deposit Securities if such deviation is in the best interests of

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the fund and its shareholders.  The shares have been approved for listing and secondary trading on a national securities exchange (“Exchange”).  The shares will trade on the Exchange at market prices. These prices may differ from the shares’ NAVs. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).  For the preceding, the Trust reserves the right to deviate from a representative selection of a fund’s portfolio holdings if such deviation is in the best interests of the fund and its shareholders.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement.  See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption.  In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply as discussed in the section “Purchase and Redemptions of Creation Units” in Part II of this SAI below.

CONTINUOUS OFFERING

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws.  Because new Creation Units of shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.  A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.  Firms that incur a prospectus-delivery obligation with respect to shares of a fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that a fund’s prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Adviser or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the fund shares are being registered to permit the resale of these shares from time to time after purchase. The funds will not receive any of the proceeds from the resale by the Selling Shareholders of these fund shares.

The Selling Shareholder intends to sell all or a portion of the fund shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The fund shares may be sold on any national securities exchange on which the fund shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.

The Selling Shareholder may also loan or pledge fund shares to broker-dealers that in turn may sell such fund

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shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of fund shares, which fund shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of fund shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the fund shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the  Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a fund is contained in the funds’ prospectus under “Purchase and Sale of Fund Shares” and “Additional Purchase and Sale Information.”  The discussion below supplements, and should be read in conjunction with, such sections of the prospectus.

Shares are approved for listing and trading on the Exchange, subject to notice of issuance.  Shares trade on the Exchange at prices that may differ to some degree from their NAV.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of a fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of a fund under any of the following circumstances: (i) if any of the continued listing requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the Securities Exchange Act of 1934, as amended, and any of the statements or representations regarding (a) the description of an underlying index, portfolio, or reference asset; (b) limitations on an underlying index or the fund’s portfolio holdings or reference assets; or (c) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the fund, there are fewer than 50 record or beneficial owners of the shares of the fund; (iv) if the value of the fund’s underlying index or portfolio of securities on which the fund is based is no longer calculated or available; or (v) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  If the Intraday Indicative Value of a fund is not being disseminated as required by Exchange rules, the Exchange may halt trading during the day in which such interruption occurs.  If the interruption persists past the trading day in which it occurred, the Exchange will halt trading in the fund shares.  The Exchange will remove the shares from listing and trading upon termination of a fund. The Trust reserves the right to adjust the fund share price of a fund in the future to maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each fund is the U.S. dollar.  The base currency is the currency in which a fund’s NAV per share is calculated and the trading currency is the currency in which shares of a fund are listed and traded on the Exchange.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Additional Purchase and Sale Information.”

The DTC acts as securities depositary for the shares. Shares of each fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

RATINGS OF CORPORATE DEBT SECURITIES

As the funds were not operational as of the date of this SAI, there is no information with respect to the average distribution of investments (at value) in corporate debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings.

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Fitch	Moody’s	S&P	BCBF	BSDCBF	BHYBF

AAA	Aaa	AAA	N/A	N/A	N/A
AA+	Aa1	AA+	N/A	N/A	N/A
AA	Aa2	AA	N/A	N/A	N/A
AA-	Aa3	AA-	N/A	N/A	N/A
A+	A1	A+	N/A	N/A	N/A
A	A2	A	N/A	N/A	N/A
A-	A3	A-	N/A	N/A	N/A
BBB+	Baa1	BBB+	N/A	N/A	N/A
BBB	Baa2	BBB	N/A	N/A	N/A
BBB-	Baa3	BBB-	N/A	N/A	N/A
BB+	Ba1	BB+	N/A	N/A	N/A
BB	Ba2	BB	N/A	N/A	N/A
BB-	Ba3	BB-	N/A	N/A	N/A
B+	B1	B+	N/A	N/A	N/A
B	B2	B	N/A	N/A	N/A
B-	B3	B-	N/A	N/A	N/A
CCC+	Caa1	CCC+	N/A	N/A	N/A
CCC	Caa2	CCC	N/A	N/A	N/A
Not Rated	Not Rated	Not Rated	N/A	N/A	N/A
Total			N/A	N/A	N/A

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year:  (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3) sold the largest dollar amount of the fund’s securities.  As the funds were not operational as of the date of this SAI, there is no information with respect to ownership of any securities of any “regular broker or dealer” as of that date.

COMMISSIONS

As the funds were not operational as of the date of this SAI, there is no information with respect to brokerage transactions or commissions as of that date.

PORTFOLIO TURNOVER VARIATION

As the funds were not operational as of the date of this SAI, there is no information with respect to the funds’ portfolio turnover rates as of that date.

SHARE OWNERSHIP

The funds had not yet commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the fund.  An Authorized Participant may hold of record more than 25% of the outstanding shares of a fund.  From time to time, Authorized Participants may be a beneficial and/or legal owner of a fund, may be affiliated with an index provider, may be deemed to have control of the fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of BNY Mellon Securities

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Corporation (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a fund.

Board members and officers, as a group, owned less than 1% of each fund’s voting securities outstanding as of the date of this SAI.

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund’s shares (“Large Shareholders”).  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Adviser, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Adviser or its affiliates.  Large Shareholders may sell all or a portion of their shares of a fund at any time or may be required to sell all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser).  Sales by Large Shareholders of their shares of a fund may cause Authorized Participants to engage in redemption requests, which in turn may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests for any funds that redeem in cash as opposed to in-kind.  These sales for funds with cash redemption baskets may adversely affect both the fund’s market price and NAV and may result in increasing the fund’s liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Mellon Investment Management managers, and the Adviser, may sponsor and/or manage a fund in which a Bank of New York Mellon Corporation (“BNY Mellon”) affiliate invests seed capital (“Seed Capital”).  Such investments may raise potential conflicts of interest because a BNY Mellon affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors.  This informational advantage could be perceived as enabling a BNY Mellon affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY Mellon or its affiliates.  In order to mitigate such conflicts, BNY Mellon has implemented a policy (the “Seed Capital Investment and Redemption Policy”) that governs its affiliates’ investment and redemption of Seed Capital in the funds.  The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY Mellon.  In extraordinary circumstances and subject to certain conditions, BNY Mellon will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made.  The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Adviser).

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PART II

PURCHASE AND REDEMPTION OF CREATION UNITS

Each fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit.” The value of each fund is determined once each business day. The Creation Unit size for a fund may change. Authorized Participants will be notified of such change. Creation Unit transactions may be made in-kind, for cash, or for a combination of securities and cash. The principal consideration for creations and redemptions for each fund is in-kind, although this may be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells shares of each fund only:  in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”).

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below; or (ii) the cash value of the Deposit Securities and the Cash Component, computed as described below.  When accepting purchases of Creation Units for cash, a fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a fund. The Cash Component, which may include a Dividend Equivalent Payment, is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for a fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each fund may be changed from time to time with a view to the investment objective of the fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to rebalancing adjustments, interest payments,

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corporate action events and adjustments to the weighting or composition of the component securities of a fund’s underlying index.

The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security:  (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, with respect to the fixed income, must have the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase shares directly from a fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a fund’s investments are primarily traded is closed, the fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a fund or its agents by no later than the Settlement Date. The “Settlement Date” for a fund is generally the second Business Day (“T+2”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date per applicable instructions. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date per applicable instructions, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Fund	Order Type	Cutoff Time (Eastern Standard Time)
BNY Mellon US Large Cap Core Equity ETF	Standard	4:00 PM
BNY Mellon US Mid Cap Core Equity ETF	Standard	4:00 PM
BNY Mellon US Small Cap Core Equity ETF	Standard	4:00 PM
BNY Mellon International Equity ETF	Standard	4:00 PM
BNY Mellon Emerging Markets Equity ETF	Standard	5:30 PM on T-1
BNY Mellon Core Bond ETF	Standard	4:00 PM
	Negotiated	2:00 PM
	Cash	12:00 PM
BNY Mellon Short Duration Corporate Bond ETF	Standard	4:00 PM
	Negotiated	3:00 PM
	Cash	12:00 PM
BNY Mellon High Yield Beta ETF	Standard	4:00 PM
	Negotiated	3:00 PM
	Cash	12:00 PM

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of a fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities.  The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the fund.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash in lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security and (ii) at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of a fund are delivered to the Custodian per applicable instructions on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the fund are not delivered on the Settlement Date per applicable instructions, the fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

Fund	Order Type	Cutoff Time (Eastern Standard Time)
BNY Mellon US Large Cap Core Equity ETF	Standard	4:00 PM
BNY Mellon US Mid Cap Core Equity ETF	Standard	4:00 PM
BNY Mellon US Small Cap Core Equity ETF	Standard	4:00 PM
BNY Mellon International Equity ETF	Standard	4:00 PM
BNY Mellon Emerging Markets Equity ETF	Standard	5:30 PM on T-1
BNY Mellon Core Bond ETF	Standard	4:00 PM
	Negotiated	2:00 PM
	Cash	12:00 PM
BNY Mellon Short Duration Corporate Bond ETF	Standard	4:00 PM
	Negotiated	3:00 PM
	Cash	12:00 PM
BNY Mellon High Yield Beta ETF	Standard	4:00 PM
	Negotiated	3:00 PM
	Cash	12:00 PM

With respect to in-kind redemptions of a fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

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If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). A fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of shares of the relevant fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of shares of the applicable fund and to receive the entire proceeds of the redemption; and (ii) if such shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such shares being tendered, there are no restrictions precluding the tender and delivery of such shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, certain funds may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. The cut-off time to receive the trade date’s NAV will not precede the calculation of the NAV of a fund’s shares on the prior Business Day. Orders to purchase shares of such funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

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CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the tables below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Purchase of Creation Unit Transaction Fees:

Fund	Transaction Fee*, **
BNY Mellon US Large Cap Core Equity ETF	$1,500
BNY Mellon US Mid Cap Core Equity ETF	$1,500
BNY Mellon US Small Cap Core Equity ETF	$1,500
BNY Mellon International Equity ETF	$12,000
BNY Mellon Emerging Markets Equity ETF	$15,000
BNY Mellon Core Bond ETF	$250
BNY Mellon Short Duration Corporate Bond ETF	$250
BNY Mellon High Yield Beta ETF	$250

* From time to time, a fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the funds may charge an additional variable fee for creations in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a fund with respect to that transaction.

Redemption of Creation Unit Transaction Fees:

Fund	Transaction Fee*, **
BNY Mellon US Large Cap Core Equity ETF	$1,500
BNY Mellon US Mid Cap Core Equity ETF	$1,500
BNY Mellon US Small Cap Core Equity ETF	$1,500
BNY Mellon International Equity ETF	$12,000
BNY Mellon Emerging Markets Equity ETF	$15,000
BNY Mellon Core Bond ETF	$250
BNY Mellon Short Duration Corporate Bond ETF	$250
BNY Mellon High Yield Beta ETF	$250

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* From time to time, a fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the funds may charge an additional variable fee for redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a fund with respect to that transaction.

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INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund.  Additional policies and restrictions are described in the prospectus and below in the next section (see “Investment Restrictions”).  See “Additional Information About Investments, Investment Techniques and Risks” in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Fund	Equity Securities	IPOs	U.S. Government Securities	Corporate Debt Securities	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities
BNY Mellon US Large Cap Core Equity ETF	✓	✓	✓
BNY Mellon US Mid Cap Core Equity ETF	✓	✓	✓
BNY Mellon US Small Cap Core Equity ETF	✓	✓	✓
BNY Mellon International Equity ETF	✓	✓	✓
BNY Mellon Emerging Markets Equity ETF	✓	✓	✓
BNY Mellon Core Bond ETF	✓[1]	✓[2]	✓	✓	✓[3]	✓
BNY Mellon Short Duration Corporate Bond ETF	✓[1]	✓[2]	✓	✓	✓[3]	✓
BNY Mellon High Yield Beta ETF	✓[1]	✓[2]	✓	✓	✓	✓

1          For BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, the funds will only invest in the equity securities of other investment companies.

2          For BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, the funds will only participate in new issues of bonds and other debt securities.  The funds will not participate in equity IPOs.

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3          For BNY Mellon Core Bond ETF and BNY Mellon Short Duration Corporate Bond ETF, the funds will only expect to invest in high yield and lower-rated securities if bonds included in the corresponding index are downgraded.

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Fund	Variable and Floating Rate Securities	Mortgage-Related Securities	Asset-Backed Securities
BNY Mellon US Large Cap Core Equity ETF
BNY Mellon US Mid Cap Core Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon International Equity ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Core Bond ETF	✓	✓	✓
BNY Mellon Short Duration Corporate Bond ETF
BNY Mellon High Yield Beta ETF

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Fund	Municipal Securities	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon US Large Cap Core Equity ETF		✓	✓	✓		✓
BNY Mellon US Mid Cap Core Equity ETF		✓	✓	✓		✓
BNY Mellon US Small Cap Core Equity ETF		✓	✓	✓		✓
BNY Mellon International Equity ETF		✓	✓	✓		✓
BNY Mellon Emerging Markets Equity ETF		✓	✓	✓	✓	✓
BNY Mellon Core Bond ETF	✓ (taxable municipal securities only)	✓	✓	✓	✓		✓
BNY Mellon Short Duration Corporate Bond ETF		✓	✓	✓	✓		✓
BNY Mellon High Yield Beta ETF		✓	✓	✓	✓		✓

4          Includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  Funds may invest cash reserves in money market instruments.

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Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs[5]	Exchange-Traded Notes	Futures Transactions	Options Transactions
BNY Mellon US Large Cap Core Equity ETF		✓	✓		✓	✓
BNY Mellon US Mid Cap Core Equity ETF		✓	✓		✓	✓
BNY Mellon US Small Cap Core Equity ETF		✓	✓		✓	✓
BNY Mellon International Equity ETF		✓	✓		✓	✓
BNY Mellon Emerging Markets Equity ETF		✓	✓	✓	✓	✓
BNY Mellon Core Bond ETF	✓	✓	✓		✓	✓
BNY Mellon Short Duration Corporate Bond ETF	✓	✓	✓		✓	✓
BNY Mellon High Yield Beta ETF	✓	✓	✓		✓	✓

5          Does not include leveraged ETFs.

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Fund	Swap Transactions	Credit Derivatives	Structured Securities and Hybrid Instruments[6]	Participation Notes
BNY Mellon US Large Cap Core Equity ETF	✓
BNY Mellon US Mid Cap Core Equity ETF	✓
BNY Mellon US Small Cap Core Equity ETF	✓
BNY Mellon International Equity ETF	✓
BNY Mellon Emerging Markets Equity ETF	✓			✓
BNY Mellon Core Bond ETF	✓	✓	✓
BNY Mellon Short Duration Corporate Bond ETF	✓	✓
BNY Mellon High Yield Beta ETF	✓	✓

6          BNY Mellon Core Bond ETF may invest in structured securities related to sovereign debt obligations.

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Fund	Foreign Currency Transactions	Lending Portfolio Securities	Borrowing Money
BNY Mellon US Large Cap Core Equity ETF		✓	✓
BNY Mellon US Mid Cap Core Equity ETF		✓	✓
BNY Mellon US Small Cap Core Equity ETF		✓	✓
BNY Mellon International Equity ETF	✓	✓	✓
BNY Mellon Emerging Markets Equity ETF	✓	✓	✓
BNY Mellon Core Bond ETF		✓	✓
BNY Mellon Short Duration Corporate Bond ETF		✓	✓
BNY Mellon High Yield Beta ETF		✓	✓

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Fund	Forward Commitments	Forward Roll Transactions[7]	Illiquid Securities	Section 4(2) Paper and Rule 144A Securities
BNY Mellon US Large Cap Core Equity ETF			✓
BNY Mellon US Mid Cap Core Equity ETF			✓
BNY Mellon US Small Cap Core Equity ETF			✓
BNY Mellon International Equity ETF	✓		✓	✓
BNY Mellon Emerging Markets Equity ETF	✓		✓	✓
BNY Mellon Core Bond ETF	✓	✓	✓	✓
BNY Mellon Short Duration Corporate Bond ETF			✓	✓
BNY Mellon High Yield Beta ETF			✓	✓

7      BNY Mellon Core Bond ETF may enter into forward roll transactions with respect to Ginnie Maes and other mortgage-related securities.

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Each fund is managed by determining which securities are to be purchased or sold to match, to the extent feasible, the investment characteristics of its underlying index.  Each fund will attempt to achieve a correlation between its performance and that of the fund’s underlying index, in both rising and falling markets, of at least 0.95, without taking into account expenses.  A correlation of 1.00 would indicate perfect correlation, which would be achieved when the fund’s NAV, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the underlying index.  Each fund’s ability to correlate its performance with that of its underlying index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the fund’s underlying index is calculated, and the size of the fund’s portfolio.

INVESTMENT RESTRICTIONS

“Fundamental Policies” may not be changed without approval of the holders of a majority of the fund’s outstanding voting securities (as defined in the 1940 Act).  “Nonfundamental Policies” may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

As a matter of Fundamental Policy, each fund, as indicated, may not:

1.       Borrowing

Borrow money, except to the extent permitted under the 1940 Act.  For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, other derivatives and options on futures contracts or indices or other derivatives shall not constitute borrowing, to the extent covered in accordance with applicable SEC and staff guidance.

2.       Commodities

Invest in physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3.       Diversification

With respect to 75% of the fund’s total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer; except as may be necessary to approximate the composition of the index the fund seeks to track.

4.       Industry Concentration

Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the fund’s underlying index as described in the prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5.       Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund’s total assets) or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

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6.       Real Estate

Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

7.       Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund’s borrowing policies or otherwise to the extent permitted under the 1940 Act.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options are not deemed to be an issuance of a senior security, to the extent covered in accordance with applicable SEC and staff guidance..

8.       Underwriting

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

*****

References to “commodities” in the Fundamental Policy described above are to physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

For purposes of the Fundamental Policy regarding industry concentration, in addition to the explanatory parenthetical, a fund’s industry concentration policy will apply to municipal securities if the payment of principal and interest for such securities is derived principally from a specific project (such municipal securities will be deemed to be in an “industry”).

For purposes of the Fundamental Policy regarding senior securities, the 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The funds’ Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  With respect to the funds’ policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund’s total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Nonfundamental Policies

Investment Objective(s) .  Each fund’s investment objective(s) is disclosed in its prospectus.  A fund’s investment objective(s) is a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

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Funds-of-Funds .  Each fund has adopted a non-fundamental policy prohibiting it from acquiring shares of other funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

80% Test .  Pursuant to Rule 35d-1 under the 1940 Act, each of the following funds invests, as a Nonfundamental policy, at least 80% of its assets (plus the amount of borrowings for investment purposes) in the instruments described below as well as synthetic instruments, such as derivatives, that have economic characteristics similar to the instruments described below (“80% Test”).  With respect to an 80% Test for bonds, TBA transactions may be used to satisfy this Nonfundamental policy.  The funds may also purchase ETFs and look through to the underlying assets of the ETF to satisfy this Nonfundamental policy.  To the extent derivatives are used to satisfy a fund’s 80% Test, the market value of the derivative instrument(s) will be used for determining compliance with the 80% Test.  Each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% Test.

Fund	80% Test

BNY Mellon US Large Cap Core Equity ETF	Equity securities of U.S. large-cap companies.
BNY Mellon US Mid Cap Core Equity ETF	Equity securities of U.S. mid-cap companies.
BNY Mellon US Small Cap Core Equity ETF	Equity securities of U.S. small-cap companies.
BNY Mellon International Equity ETF	Equity securities.
BNY Mellon Emerging Markets Equity ETF	Equity securities of emerging market companies.
BNY Mellon Core Bond ETF	Bonds.
BNY Mellon Short Duration Corporate Bond ETF	Corporate bonds.
BNY Mellon High Yield Beta ETF	High yield securities.

Notwithstanding investments and activities referenced in the Fundamental and Non-Fundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund’s investment strategy and policies as described in the fund’s prospectus and this SAI.

INFORMATION ABOUT THE FUNDS’ ORGANIZATION AND STRUCTURE

The Trust is an open-end management investment company, registered under the 1940 Act, consisting of multiple fund series.  Listed below is the form of organization of the Trust, its corresponding fund series (if any), and the date of organization.  The Trust (in bold) listed below is a Massachusetts business trust.  Investments are made through, and shareholders invest in, the fund series shown.  The offering of each fund’s shares is registered under the Securities Act.  References in this SAI to a “fund” generally refer to the series of the series Trust.

Name	State of Organization	Date of Organization*

BNY Mellon ETF Trust	Massachusetts	June 4, 2010
BNY Mellon US Large Cap Core Equity ETF
BNY Mellon US Mid Cap Core Equity ETF
BNY Mellon US Small Cap Core Equity ETF
BNY Mellon International Equity ETF
BNY Mellon Emerging Markets Equity ETF
BNY Mellon Core Bond ETF
BNY Mellon Short Duration Corporate Bond ETF
BNY Mellon High Yield Beta ETF

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CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Expense Arrangements

Except for the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.  For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay all acquired fund fees and expenses.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses.  Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

Index Licensing Disclosures

BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF (collectively, and solely for the purposes of this section, the “BNY Mellon Equity ETFs”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (collectively, “Morningstar”). Morningstar makes no representation or warranty, express or implied, to the owners of the BNY Mellon Equity ETFs or any member of the public regarding the advisability of investing in securities generally or in the BNY Mellon Equity ETFs in particular or the ability of Morningstar® US Large Cap IndexSM, Morningstar® US Mid Cap IndexSM, Morningstar® US Small Cap IndexSM, Morningstar® Developed Markets ex-US Large Cap IndexSM and Morningstar® Emerging Markets Large Cap IndexSM (collectively, and solely for the purposes of this section, the “Morningstar Equity Indexes”) to track general stock market performance.  Morningstar’s only relationship to the Adviser is the licensing through an agreement with The Bank of New York Mellon Corporation of: (i) certain service marks and service names of Morningstar; and (ii) the Morningstar Equity Indexes which are determined, composed and calculated by Morningstar without regard to the Adviser or the BNY Mellon Equity ETFs.  Morningstar has no obligation to take the needs of the Adviser or the owners of BNY Mellon Equity ETFs into consideration in determining, composing or calculating the Morningstar Equity Indexes.  Morningstar is not responsible for and has not participated in the determination of the prices and amount of the BNY Mellon Equity ETFs or the timing of the issuance or sale of the BNY Mellon Equity ETFs or in the determination or calculation of the equation by which the BNY Mellon Equity ETFs are converted into cash.  Morningstar has no obligation or liability in connection with the administration, marketing or trading of the BNY Mellon Equity ETFs.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF the Morningstar Equity Indexes OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF THE BNY Mellon Equity ETFs, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Morningstar Equity Indexes OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO the Morningstar Equity Indexes OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR

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CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P.  BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license.  Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the “Bloomberg Barclays US Aggregate Total Return Index, Bloomberg Barclays US Corporate 1-5 Years Total Return Index, and Bloomberg Barclays US Corporate High Yield Total Return Index” (collectively, and solely for the purposes of this section, the “Bloomberg Barclays Indices”).

Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF, and BNY Mellon High Yield Beta ETF (collectively, and solely for the purposes of this section, the “BNY Mellon Fixed Income ETFs”) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the BNY Mellon Fixed Income ETFs.  The Bloomberg Barclays Indices are licensed through an agreement with The Bank of New York Mellon Corporation for use by the Adviser as the sponsor of the BNY Mellon Fixed Income ETFs.  The only relationship of Bloomberg and Barclays with the Adviser in respect of the Bloomberg Barclays Indices is the licensing of the Bloomberg Barclays Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Adviser or the BNY Mellon Fixed Income ETFs or the owners of the BNY Mellon Fixed Income ETFs.

Additionally, the Adviser of the BNY Mellon Fixed Income ETFs may for itself execute transaction(s) with Barclays in or relating to the Bloomberg Barclays Indices in connection with the BNY Mellon Fixed Income ETFs.  Investors acquiring the BNY Mellon Fixed Income ETFs neither acquire any interest in the Bloomberg Barclays Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the BNY Mellon Fixed Income ETFs.  The BNY Mellon Fixed Income ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays.  Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the BNY Mellon Fixed Income ETFs or the advisability of investing in securities generally or the ability of the Bloomberg Barclays Indices to track corresponding or relative market performance.  Neither Bloomberg nor Barclays has passed on the legality or suitability of the BNY Mellon Fixed Income ETFs with respect to any person or entity.  Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the BNY Mellon Fixed Income ETFs to be issued.  Neither Bloomberg nor Barclays has any obligation to take the needs of the Adviser or the owners of the BNY Mellon Fixed Income ETFs or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays Indices.  Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the BNY Mellon Fixed Income ETFs.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the BNY Mellon Fixed Income ETFs, investors or other third parties.  In addition, the licensing agreement between the Adviser and Bloomberg is solely for the benefit of the Adviser and Bloomberg and not for the benefit of the owners of the BNY Mellon Fixed Income ETFs, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ADVISER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Bloomberg Barclays Indices OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Bloomberg Barclays Indices.  NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Bloomberg Barclays Indices OR ANY DATA INCLUDED THEREIN.  NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Bloomberg Barclays Indices OR ANY DATA INCLUDED THEREIN.  BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Bloomberg Barclays Indices, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE

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FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Bloomberg Barclays Indices.  NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Bloomberg Barclays Indices OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BNY Mellon Fixed Income ETFS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC.  Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004 serves as counsel to the funds.

Ernst & Young LLP, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

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PART III

ADDITIONAL INFORMATION ABOUT BUYING AND SELLING SHARES

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs.  These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs.  Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Frequent Purchases and Exchanges

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of shares on the secondary market does not disrupt portfolio management, increase a fund’s trading costs, lead to realization of capital gains, or otherwise harm fund shareholders because these trades do not involve a fund directly. A few institutional investors are authorized to purchase and redeem the funds’ shares directly with the funds. When these trades are effected in-kind (i.e., for securities, and not for cash), the potential for harmful effects that may result from frequent cash trades is not as present. Moreover, each fund imposes transaction fees on in-kind purchases and redemptions of the fund intended to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a fund. For these reasons, the board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the funds.

INFORMATION ABOUT SHAREHOLDER SERVICES

Broker dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

INFORMATION ABOUT DISTRIBUTION AND SERVICE PLANS

The board of the Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act for each fund other than the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF.  No Plan pursuant to Rule 12b-1 under the 1940 Act has been adopted for the BNY Mellon US Large Cap Core Equity ETF or the BNY Mellon Core Bond ETF.

Under the 12b-1 Plan, each fund is authorized to pay distribution fees in connection with the sale and distribution of its shares in an amount up to 0.25% of its average daily net assets each year.  No payments pursuant to the 12b-1 Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation.  Because these fees would be paid out of a fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more over time.

A written quarterly report of the amounts expended under a fund’s 12b-1 Plan, and the purposes for which such expenditures were incurred, must be made to the fund’s board for its review.  Currently, only a Plan pursuant to Rule 12b-1 has been adopted, but other Plans may be adopted in the future not pursuant to Rule 12b-1 (although none are currently intended to be adopted).  For a Plan adopted pursuant to Rule 12b-1, such Plan provides that it may not be amended to increase materially the costs that holders of the fund’s shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The 12b-1 Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan.  The 12b-1 Plan is generally terminable at any time by vote of a majority of the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting securities of such fund.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and “Investments, Investment Techniques and Risks” and “Investment Restrictions” in Part II of this SAI to determine which policies and risks apply to your fund.

Equity Securities

Equity securities include common stocks, tracking stocks, depositary receipts, and certain preferred stocks, convertible securities, warrants, and shares of real estate investment trusts.  See “Real Estate Investment Trusts (“REITs”)” and “Depositary Receipts and New York Shares” below for a discussion of real estate investment trusts and depositary receipts, respectively.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a fund’s investments will result in changes in the value of its shares and thus the fund’s total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.  If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund’s ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company’s stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas).  To some extent, the prices of equity securities tend to move by industry, market or sector.  When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock may be received upon the conversion of convertible securities.

Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer’s ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features.  These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price.  Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection.  Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity.  Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity.  Contingent convertible capital securities (sometimes referred to as “CoCos”) may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances.  Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances.  This may occur, for instance, in the event that business losses have eroded capital to a substantial extent.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under “Convertible Securities.”

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Tracking Stock.  A tracking stock is a type of common stock that “tracks” or depends on the financial performance of a specific business unit or operating division of a company rather than the operations of the company as a whole. Tracking stocks trade as separate securities. As a result, if the unit or division does poorly, the value of the tracking stock may decrease even if the company as a whole performs well. The opposite may also be true. Shareholders of tracking stocks have a financial interest only in that unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company’s liquidation, tracking stock shareholders typically do not have a legal claim on the company’s assets. If a tracking stock pays dividends, the amounts paid will solely depend on the performance of the business unit or division.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and fixed-income securities.  For purposes of a fund’s compliance with its 80% Test, as applicable (as defined and described in “Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names” in Part II of this SAI), a convertible security is considered “equity” only if the convertible security is “in the money” at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is “contingent” on a specified event or trigger.  CoCos are securities typically issued by a bank that are designed to absorb the bank’s losses during a period of financial stress, thereby improving the bank’s capital position.  CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs.  Absent a trigger event, the securities are hybrid instruments with debt-like characteristics.  CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities.  So-called “synthetic convertible securities” are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The “market value” of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights.  Warrants or stock purchase rights (“rights”) give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  A fund’s investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with a fund’s investments in corporate debt securities (further described below), or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs.

IPOs Generally.  IPOs of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Adviser or Sub-Adviser is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take.  In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible.

Equity IPOs.  An equity IPO is a corporation’s first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation’s future growth.  Special rules of FINRA apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.”  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities.  In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security’s price to fall, potentially lowering a fund’s share price.  The values of fixed-income securities also may be affected by changes in the credit rating of the issuer.  Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities.  See “High Yield and Lower-Rated Securities” below for a discussion of those securities and see “Rating Categories” below for a general description of the Rating Agencies’ ratings.

As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates (known as interest rate risk).  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights.  In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers.  The average maturity is weighted according to the dollar amounts invested in the various securities by the fund.  In general, the longer a fund’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall.  This is known as prepayment risk.  Conversely, when interest rates rise, the effective duration of a fund’s fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund’s share price is guaranteed.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by GNMA, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.”  The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities.  Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund.  Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities.  In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest.  Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist.  As a result, a fund’s ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished.  Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.  To the extent that a fund invests in unrated securities, the fund’s success in achieving its investment objective(s) may depend more heavily on the Adviser’s credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities.  Fixed-income securities rated below investment grade, those rated below Baa3 by Moody’s or BBB- by S&P and Fitch, at the time of purchase (commonly known as “high yield” or “junk” bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk.  See “Rating Categories” below for a general description of securities ratings.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer’s ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of a fund’s investments in lower-rated securities may be more dependent on the Adviser’s credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund’s relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund’s ability to dispose of particular issues when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund’s portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund’s NAV.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Adviser’s judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings.  As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security.  Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.  Reorganization entails a complete change in the structure of a business entity.  An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested.  If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity’s products or services, the entity’s management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund (“Distressed Securities”) is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment.  A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time.  To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer’s pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes.  Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments.  The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Mortgage-Related Securities.  Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate.  Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.  The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities’ coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk.  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below).  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on a fund’s mortgage-related securities to decrease broadly, the fund’s effective duration, and thus sensitivity to interest rate fluctuations, would increase.  Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid.  The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities.  Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA or Department of Veterans’ Affairs (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated “coupon rate” which represents the effective underlying mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees.  GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes.  This guarantee is backed by the full faith and credit of the U.S. Government.  GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship.  Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities.  The FHFA and Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the mortgage-backed securities purchase programs ended in 2010, Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, no payments will be made due to net losses incurred by each entity.  FNMA and FHLMC paid approximately $278.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws).  Each entity’s projected fourth quarter payment was ultimately decreased due to an agreement entered into with Treasury that modified the dividend provisions of the senior preferred stock.  In its 2016 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required.  FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017.  Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017.  However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets.  As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively.  No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022.  Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.  FNMA reported in the third quarter of 2016 that it expected “continued significant uncertainty” regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship.  FHLMC faces similar uncertainty about its future role.  FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

FHFA is mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing “Uniform Mortgage-Backed Securities” or “UMBS” in 2019.  Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment.  Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

Commercial Mortgage-Related Securities.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.  Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.  In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities.  Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument.  Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see “Mortgage-Related Securities—Commercial Mortgage-Related Securities” and “—Subordinated Securities” above).  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Other types of asset-backed securities may be developed in the future.  The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Taxable Municipal Securities. States, municipalities and public authorities issue taxable municipal bonds to raise money for a variety of purposes.  General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.  Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

Build America Bonds. Build America Bonds were issued pursuant to The American Recovery and Reinvestment Act of 2009 (the "Recovery Act"), authorizing states and local governments to issue taxable bonds and to elect to receive a federal subsidy for a portion of their borrowing costs through a refundable tax credit paid by the Treasury and the IRS, in an amount equal to 35 percent of the total coupon interest payable to investors (45 percent for those Build America Bonds that qualify and are designated as Recovery Zone Economic Development Bonds). The Recovery Act adds a new section to the Code which authorizes Build America Bonds that meet the definition of "qualified bonds", as described below, to receive the refundable credit. The Code section defines the term "qualified bond" to mean a Build America Bond (a) issued before January 1, 2011, (b) with 100 percent of the excess of (i) the available project proceeds (as defined to mean sale proceeds of such issue less not more than two percent of such proceeds used to pay issuance costs plus investment proceeds thereon), over (ii) the amounts in a reasonably required reserve fund with respect to such issue, are to be used for capital expenditures, and (c) where the issuer makes an irrevocable election to have this subsection of the Code apply. Should a Build America Bond's issuer fail to continue to meet the applicable requirements as imposed on the bonds by the Code, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments. In addition, Build America Bonds are often subject to extraordinary redemption in the event that changes to Sections 54AA or 6431 of the Code or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for a portion of a Build America Bond issuer's borrowing costs. Build America Bonds are classified into a variety of the bond types described herein (i.e. transportation, utility, etc.).

Qualified School Construction Bonds, Qualified Energy Conservation Bonds and Clean Renewable Green Energy Bonds (collectively, "Qualified Bonds").  Qualified Bond are taxable bonds that are similar to certain Build America Bonds, in that state and municipal Qualified Bond issuers may elect to receive direct interest-subsidy payments from the Treasury if certain conditions are met. The Code permits issuers of Qualified Bonds to seek applicable subsidies on bond interest payments. Qualified School Construction Bonds, issued pursuant to provisions in the Recovery Act, are issued to finance the construction, rehabilitation, or repair of a public school facility or for the acquisition of land on which such a bond-financed facility will be constructed. Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds are both issued pursuant to the "Energy Improvement and Extension Act of 2008", and like Qualified School Construction Bonds, are governed by Section 54A of the Code. Qualified Energy Conservation Bonds are issued for qualified energy conservation purposes, and Clean Renewable Energy Bonds are issued to finance qualified renewable energy facilities that produce electricity. Although the year of issuance is not restricted for Qualified Bonds, federal law provides for limits on the dollar amounts that

may be issued for these bond types.   Federal legislation has amended the Code in recent years to provide for certain qualifications and restrictions on the issuance of Qualified Bonds, and to include such bonds under the definition of "qualified tax credit bond" as found in Section 54A of the Code. Eligible issuers of Qualified School Construction Bonds may receive subsidy payments equal to 100% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury. Eligible issuers of Qualified Energy Conservation Bonds and Clean Renewable Energy Bonds may receive subsidy payments equal to 70% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the Treasury.

Should the issuer of a Qualified Bond fail to continue to meet the applicable requirements as imposed on any such bond by the Code or other federal laws, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer's ability to make scheduled interest payments or even causing mandatory redemption of a portion of the bonds. As provided in Section 54A of the Code, Qualified Bonds are also subject to mandatory redemption of any portion of available project proceeds that remain unexpended by the issuer after three years from the date of issuance. This mandatory redemption must be completed within 90 days after such three-year period, unless an extension is granted by the Treasury. Additionally, Qualified Bonds may be subject to extraordinary redemption in the event that changes to applicable sections of the Code or other federal legislation causes to reduce or eliminate the federal cash subsidy payment for any Qualified Bond issuer's borrowing costs.

Certificates of participation. Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

Tax district bonds. Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

Airport bonds. Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

General purpose bonds. General purpose bonds may include categorizations including, but not limited to, industrial revenue bonds, housing and building bonds, facilities bonds and tax district bonds. In general, the ability of these issuers to make payments on bonds depends on a variety factors such as the creditworthiness of the company or issuer operating the projects, government regulations and solvency of municipalities.

Health care bonds. Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems, including mental health facilities, nursing homes and intermediate care facilities. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

Higher education bonds. Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

Public education bonds. Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

Transportation bonds. Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

Utilities bonds. Utilities bonds are obligations of issuers that derive revenue from the retail sale of utilities to customers. This category of bonds consists of bonds including, but not limited to, retail electric, gas and telephone bonds, waste disposal bonds, water and sewer bonds, and wholesale electric bonds. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels. These issuers face problems such as cost and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, zoning ordinances, and other unavoidable changes that adversely affect operation of a project.

Real Estate Investment Trusts (“REITs”)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of Section 856 of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans or REMIC interests.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S.

Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations.  Bank obligations include certificates of deposit (“CDs”), time deposits (“TDs”), bankers’ acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to:  (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements.  A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund’s cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The fund’s custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement.  In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities.  A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be “collateralized fully” pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund’s investment policies, collateralized by securities other than U.S. Government securities (credit and/or equity collateral).  Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  See “Fixed-Income Securities—High Yield and Lower-Rated Securities” above for a discussion of certain risks of collateral rated below investment grade.  The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Commercial Paper.  Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of a fund’s investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations.  After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.  For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors.  Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  In addition, significant external political and economic risks currently affect some foreign countries.  For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea.  War and terrorism affect many countries, especially those in Africa and the Middle East.  A number of countries in Europe have suffered terror attacks.  The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when shareholders have no access to the fund.

Investing in Europe.  Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU.  A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts.  Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.  Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and outside of Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began negotiations regarding the terms of the United Kingdom’s exit from the EU.  As of January 31, 2020 the U.K. has officially exited the EU. A transition period will take place following the U.K.'s exit where the U.K. will remain subject to EU rules but will have no role in the EU lawmaking process. During this transition period, U.K. and EU representatives will be negotiating the precise terms of their future relationship. The precise economic impact will depend on many factors, including the future trade arrangement between the U.K. and the rest of the EU.

Depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar related to Brexit would adversely affect fund investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

If the UK leaves the EU without agreements on trade, finance and other key elements, often called a hard Brexit, the UK would have to trade with the EU under World Trade Organization rules, under which there would be customs and regulatory checks, and tariffs imposed on goods that the UK exports to the EU.  A hard Brexit would mean the UK would leave Europe’s single market and customs union, which could hurt global financial stability.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investment.

Investing in Japan.  The Japanese economy has only recently emerged from a prolonged economic stagnation.  Over the last few decades, Japan’s economic growth rate has remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation.  The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market.  Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government.  Overseas trade is important to Japan’s economy, although exports as a percentage of GDP is lower than other Asian countries and most developed countries.  The Japanese economy can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.  Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan’s economy.  The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Labor Market.  Japan’s labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes.  The changing population has increased the cost of Japan’s pension and public welfare system.  Japan’s labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility.  Issues in Japan’s labor market may, among other consequences, adversely affect Japan’s economic competitiveness.

Currency Fluctuations.  The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy.  Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen.  Japan’s intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably.  A decline in value of the yen relative to the U.S. dollar will affect the value of these investments held by a fund.

Natural Disasters.  Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity.  The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities.  Japan also has one of the world’s highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.  As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets.  For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region.

Emerging Markets.  Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries.  Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers.  A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.”  Countries use these controls to restrict volatile movements of capital entering (“inflows”) and exiting (“outflows”) their country to respond to certain economic conditions.  Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves.  Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital.  These limitations may have a negative impact on the fund’s performance and may adversely affect the liquidity of the fund’s investment to the extent that it invests in certain emerging market countries.  Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries’ currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund’s NAV will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets.  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries.  Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets.  Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets.  Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally.  Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Investing in China.  Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion. Taiwan-based companies and individuals are significant investors in China and military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.

From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the fund’s investments.

While the Chinese economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers or a downturn could result in increased premiums or discounts to the fund’s NAV.  Trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities in which a fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions.

The tax laws and regulations in China are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by China tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of China tax rules could have a significant adverse effect on a fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

Certain Asian Emerging Market Countries.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets.  Currency devaluation in one Asian country can have a significant effect on the entire region.  The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region.  The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries.  In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.  Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains.  There can be no assurance that repatriation of the fund’s income, gains or initial capital from these countries can occur.

Investing in Russia and other Eastern European Countries.  Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade.  However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats.  Investments in these countries are particularly subject to political, economic, legal, market and currency risks.  The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S.  Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities.  A limited volume of trading may result in difficulty in obtaining accurate prices and trading.  There is little publicly available information about issuers.  Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision.  This may result in significant delays or problems in registering the transfer of shares.  It is possible that a fund’s ownership rights could be lost through fraud or negligence.  While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia’s economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies.  The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund’s investments in Russian securities.  Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities.  Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund.  Any or all of these potential results could lead Russia’s economy into a recession.

Depositary Receipts and New York Shares.  Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Adviser, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest.  Reduced secondary market liquidity may have an adverse effect on the market price and a fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer.  Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund’s holdings.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds.  “Brady Bonds” are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds.  One or more classes of securities (structured securities) may be backed by, or represent interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  See “Derivatives—Structured Securities” below.

Eurodollar and Yankee Dollar Investments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations.  Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund’s own more restrictive limitations, if applicable, currently limits a fund’s investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund’s total assets with respect to any one investment company; and (3) 10% of the fund’s total assets in the aggregate.  Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the SEC may allow a fund to invest in another investment company in excess of (1), (2) and/or (3).

As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations, subject to the conditions of the applicable exemptive order and any expense arrangement.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund’s securities lending program, in shares of one or more money market funds advised by the Adviser.  In addition, a fund may invest in shares of one or more money market funds advised by the Adviser for strategic purposes related to the management of the fund.  Such investments will not be subject to the limitations described above.

Private Investment Funds.  As with investments in registered investment companies, if a fund invests in a private investment fund, such as a “hedge fund” or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund.  These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund.  In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority.  Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject.  There may be very little public information available about their investments and performance.  Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time.  Finally, because shares of private investment funds are not publicly traded, a fair value for the fund’s investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products (“ETFs”)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the performance of the component securities or commodities of an underlying index.  ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price.  At times, the market price may be at a premium or discount to the ETF’s per share NAV.  In addition, ETFs are subject to the risk that an active trading market for an ETF’s shares may not develop or be maintained.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.  Trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs’ shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF’s shares may be at a premium or discount to the ETF’s per share NAV).  The price of an ETF’s shares can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a fund’s investments in ETFs, the fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the fund may rely, that permit the fund to invest in excess of the limits in the 1940 Act and the rules thereunder.  These agreements and orders also may require the Adviser to vote the fund’s ETF shares in proportion to votes cast by other ETF stockholders and may subject the fund to other requirements in connection with investments in these ETFs.

Exchange-Traded Notes

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.  When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN.  These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption.  A fund’s decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund “equitizes” available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than “traditional” securities would.  Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts.  Whether or not a fund may use some or all of these derivatives varies by fund.  In addition, a fund’s portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks.  Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by a fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance.  Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund’s other investments or if the fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives.  Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to a fund’s limit on illiquid investments.

Leverage.  Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the fund’s obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund’s daily marked-to-market net obligation (i.e., the fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair a fund’s ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Options and Futures Contracts.  Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a fund’s options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

CPO Exemption.  The funds have claimed exclusions from the definition of the term “commodity pool operator” pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA.  The Adviser relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds that rely on Regulation 4.5 exclusion.

The funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if the funds continue to claim the exclusion from the definition of CPO.  In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the fund’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if a fund’s direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the fund’s investment in other investment vehicles, including investment companies that are not managed by the Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying funds”).  Because the Adviser may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO.  The Adviser, on behalf of the funds, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, the Adviser must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Adviser would become subject to regulation as a CPO, and would need to comply with the harmonization rules adopted by the CFTC for funds that are dually registered, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

Futures Contracts.  A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date.  When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the fund has written a call option, it assumes a short futures position.  If the fund has written a put option, it assumes a long futures position.  When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss.  Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund’s net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund’s ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

•                     Security Futures Contract.  A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

•                     Index Futures Contract.  An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

•                     Interest Rate Futures Contract.  An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

•                     Foreign Currency Futures Contract.  A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

•                     Eurodollar Contracts.  A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Adviser, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

•                     Options on Securities.  Call and put options on specific securities (or groups or “baskets” of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

•                     Options on Securities Indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

•                     Foreign Currency Options.  Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements.  Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional”) amount.  Some swaps are, and more in the future will be, centrally cleared.  Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the fund.  Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.”  Thus, a fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund.  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Adviser’s repurchase agreement guidelines).

A swap option is a contract (sometimes called “swaptions”) that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; credit default swap indexes, inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

•                     Currency Swap Transactions.  A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

•                     Index Swap Transactions.  An index swap agreement involves the exchange of cash flows associated with a securities or other index.

•                     Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the “contracted interest rate”) over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

•                     Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund.  The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  If a fund enters into a credit default swap agreement as a seller of credit protection, it will segregate liquid assets equal to the full notional value of the swap.

•                     Credit Default Swap Index (“CDX”) Transactions.  A CDX is similar to a credit default swap, except that a CDX is designed to reflect the performance of an index of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds, as opposed to having a single reference obligation. In a typical CDX transaction, one party – the protection “buyer” – is obligated to pay the other party – the protection “seller” – a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the seller must pay the buyer the loss on those credits.  CDXs are often exchange traded and standardized, which means that a CDX may be more liquid than a single credit default swap. If a fund enters into a CDX as a seller of credit protection, it will segregate liquid assets equal to the full notional value of the CDX.

•                     Inflation Swap Transactions.  An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the “CPI”).  The following is an example.  The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity.  (This yield spread represents the market’s current expected inflation for the time period covered by the maturity date.)  In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

•                     Total Return Swap Transactions.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference.  A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future.  (If the difference is negative, then the buyer instead pays the seller.)  In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets.  For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.  CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.  Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements.  Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility.  Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency.  Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Derivatives.  Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, a fund’s loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  A CDX functions similarly to a credit default swap, except that in the event of a credit event, the seller will only pay the equivalent of protection scaled down by the defaulting constituent’s weighting in the index.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund.  The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk.  A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Adviser’s repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

•         Structured Securities.  Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund’s investment return and the issuer’s payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows (“embedded index”).  When a fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund’s ability to dispose of such securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund’s portfolio and calculating its NAV.

•         Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes.  Exchange-linked notes (“ELNs”) are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index.  Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%.  Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity.  However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested.  As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked.  If the linked securities decline in value, the ELN may return a lower amount at maturity.  ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note’s issuer.  ELNs are frequently secured by collateral.  If an issuer defaults, the fund would look to any underlying collateral to recover its losses.  Ratings of issuers of ELNs refer only to the issuers’ creditworthiness and the related collateral.  They provide no indication of the potential risks of the linked securities.

Participation Notes.  Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets.  Participation notes are a type of derivative which generally is traded over-the-counter.  The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.  The types of participation notes which a fund may use include low exercise price options (“LEPOs”) and low exercise price warrants (“LEPWs”).  LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets.  These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general.  Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Combined Transactions.  Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions (“combined transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund’s investment objective and legally permissible for the fund.  Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including:  (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes.  Foreign currency transactions may involve, for example, a fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive.  A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund’s exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates.  There is no assurance that a fund’s currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date (“forward contracts”) varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.  As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.  When a fund trades in foreign currencies, there is a risk that the trade may not be executed using the same currency exchange rate used by the fund’s respective index.  Such differences may impact the correlation between the performance of the fund and its respective index.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  A fund also has the right to terminate a loan at any time.  Subject to a fund’s own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  Except as may be otherwise described in “Investments, Investment Techniques and Risks” in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee.  If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  A fund may participate in a securities lending program operated by the Securities Lending Agent.  The Securities Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Adviser, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund’s own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund’s total assets the fund will not make any additional investments.

Forward Commitments.  The purchase or sale of securities on a forward commitment (including “TBA” (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery.  A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  A fund would engage in forward commitments to increase its portfolio’s financial exposure to the types of securities in which it invests.  If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the fund’s exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund’s net assets and its NAV per share.  A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund’s purchase commitments.

Forward Roll Transactions.  In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund.  Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold.  Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.  A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage “dollar roll” transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold.  A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The dollar rolls entered into by a fund normally will be “covered.”  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction.  Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund’s borrowings.

LIBOR Rate Risk

Many debt securities, derivatives and other financial instruments, including some of the funds’ investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations.  However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. The Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities.  The replacement or abandonment of, or modification to, LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. Instruments in which a fund invests may pay interest at floating or adjusting rates based on LIBOR or may be subject to interest caps or floors. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact a fund’s investments, performance or financial condition, and may expose the fund to additional tax, accounting and regulatory risks, Additionally, if LIBOR ceases to exist, a fund may need to renegotiate the credit agreements extending beyond 2021 with the fund’s obligors that utilize LIBOR as a factor in determining the interest rate and certain of the fund’s existing credit facilities to replace LIBOR with the new standard that is established. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or NAV. Such successor or substitute reference rate and any adjustments selected may negatively impact a fund’s investments, performance or financial condition, and may expose the fund to additional tax, accounting and regulatory risks.

Various financial industry groups have begun planning for the transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Illiquid Securities

The 1940 Act, subject to a fund’s own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities.  Illiquid securities, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund’s net assets.

Section 4(2) Paper and Rule 144A Securities.

“Section 4(2) paper” consists of commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  “Rule 144A securities” are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund’s board or by the Adviser pursuant to guidelines established by the board.  The fund’s board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Diversification Status

Each fund is classified as diversified under the 1940 Act; however, each fund may become non-diversified solely as a result of changes in the composition of the index it seeks to track (e.g., changes in weightings of one or more component securities).  When a fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.  The 1940 Act generally requires a “diversified” investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  When a fund is non-diversified, a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers or industries, and the fund may be more sensitive to changes in the market value of a single issuer or industry.  Shareholder approval will not be sought when a fund crosses from diversified to non-diversified status solely as a result of changes in the composition of the index the fund seeks to track.

To meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events.  Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cybersecurity incidents affecting the Adviser, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund’s ability to calculate its NAV; impediments to trading for a fund’s portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Recent Market and Economic Developments

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally.  The virus, named "SARS-CoV-2" (sometimes referred to as the "coronavirus") and the resulting disease, which is referred to as "COVID-19," has been declared a pandemic by the World Health Organization and has resulted in border closings, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty.

The United States and global debt and equity capital markets have been negatively impacted by significant uncertainty related to the pandemic spread of COVID-19.  This uncertainty and related concerns that financial institutions as well as the global financial system are experiencing severe economic distress have materially and adversely impacted the broader financial and credit markets and the debt and equity capital for the market as a whole.  These events contributed to severe market volatility which may adversely impact the funds' net asset values and result in heightened volatility in the performance of the funds' portfolio investments.

Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which certain funds invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil producing countries.

The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the funds.  The Manager does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in a fund's portfolio.  Federal Reserve policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.  Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective. The Manager intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody’s, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the financial obligation and the promise S&P imputes; and protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Note:  The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings.  A short-term obligation rated “A-1” is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions.  An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1       Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2       Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3       Speculative capacity to pay principal and interest.

D             There has been a failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative, of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings.  The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity.  MIG ratings are divided into three levels—MIG 1 through

MIG 3—while speculative grade short-term obligations are designated “SG.”

MIG 1

This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1

This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes a generic historical average recovery.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality:  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative:  “B” ratings indicate that material credit risk is present.

Substantial credit risk:  “CCC” ratings indicate that substantial credit risk is present.

Very high levels of credit risk:  “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk:  “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings (see “Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance” below), but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to ratings in the categories below “CCC.”

Structured, Project & Public Finance Obligations — Long-Term Rating Scales.  Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality:  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  “BBB” ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  “B” ratings indicate that material default risk is present, but a limited margin of safety remains.

Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  “CCC” indicates that default is a real possibility.

Very high levels of credit risk:  “CC” indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  “C” indicates that default appears imminent or inevitable.

Default:  “D” indicates a default.  Default generally is defined as one of the following:  failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations.  A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality:  “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality:  “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality:  “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality:  “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk:  “C” indicates that default is a real possibility.

Restricted default:  “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

Default:  “D” indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations.  The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All ratings categories other than AAA and D also contain subcategories “(high)” and “(low).”  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Long-term debt rated “AAA” is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated “AA” is considered to be of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.

Long-term debt rated “A” is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated “BBB” is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

Long-term debt rated “BB” is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

Long-term debt rated “B” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated “CCC,” “CC” or “C” is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A “D” rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  DBRS may also use SD (“Selective Default”) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Commercial Paper and Short Term Debt.  The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle)” and “(low).”

Short-term debt rated “R-1 (high)” is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

Short-term debt rated “R-1 (middle)” is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

Short-term debt rated “R-1 (low)” is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated “D” rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  DBRS may also use SD (“Selective Default”) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

ADDITIONAL INFORMATION ABOUT THE BOARD

Board Oversight Role in Management

The board’s role in management of the funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of their oversight, the board, acting at their scheduled meetings, or the Chairman acting between board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and its affiliates, service providers, including the Adviser’s Director of Investment Oversight (or a senior representative of his office), the funds’ and the Adviser’s CCO and portfolio management personnel.  The board’s audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds’ independent registered public accounting firm and the funds’ Treasurer.  The board also receives periodic presentations from senior personnel of the Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending.  As warranted, the board also receives informational reports from the counsel to the fund regarding regulatory compliance and governance matters.  The board has adopted policies and procedures designed to address certain risks to the funds.  In addition, the Adviser and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the funds, and the board’s risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser.  To rely on certain exemptive rules under the 1940 Act, a majority of the funds’ board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members.  Currently, all of the funds’ board members are Independent Board Members.  The board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Adviser and its affiliates; and (iii) the board’s oversight role in management of the funds.

Additional Information About the Board and its Committees

Board members are subject to a maximum term of 15 years, provided that the Board shall have the ability to extend the maximum term up to an additional three years pursuant to a policy adopted by the Board or the By-laws.  The board has a standing audit committee and nominating committee.  The board has also created a valuation committee composed of officers of the funds.

The function of the audit committee is (i) to oversee the funds’ accounting and financial reporting processes and the audits of the funds’ financial statements and (ii) to assist in the board’s oversight of the integrity of the funds’ financial statements, the funds’ compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.

The nominating committee is responsible for selecting and nominating persons as members of the board for election or appointment by the board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, 240 Greenwich Street, New York, New York 10286, which includes information regarding the recommended nominee as specified in the nominating committee charter.

The valuation committee assists in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940.  The Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon Investment Management is one of the world’s leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon’s affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.im.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Adviser generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds.

For the services provided to the funds under the management agreement applicable to each fund, each fund pays the Adviser monthly fees, if any, based on a percentage of each fund’s average daily net assets as set forth in each fund’s prospectus.

Except for the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay substantially all expenses of such fund, except for interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.  For the BNY Mellon US Large Cap Core Equity ETF and the BNY Mellon Core Bond ETF, each fund's management agreement provides that the Adviser will pay all acquired fund fees and expenses.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses.  Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. The Adviser may pay the Distributor or financial intermediaries for shareholder or other services from the Adviser’s own assets, including past profits but not including the management fee paid by the funds.  The Distributor may use part or all of such payments to pay Service Agents.  The Adviser also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates.  Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent’s own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Adviser or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser.  A Sub-Adviser provides day-to-day investment management of a fund’s portfolio (or a portion thereof allocated by the Adviser), and certain related services.  For Mellon, which is a subsidiary of BNY Mellon, see “The Adviser” above for ownership information.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

An Affiliated Entity or the Sub-Adviser, as applicable, provides the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities.  For the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF, BNY Mellon Emerging Markets Equity ETF, BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, portfolio managers are employed by Mellon.  Portfolio managers are compensated by the company that employs them, and are not compensated by the funds.  Each fund’s portfolio managers are listed in Part I of this SAI.

The following provides information as of the date of this SAI about the compensation policies for portfolio managers.

Mellon.  The firm’s rewards program is designed to be market-competitive and align the firm’s compensation with the goals of the firm’s clients.  This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm’s investment personnel to focus on long-term alpha generation.

The firm’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year.  An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.  Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass the firm’s investment professional rewards program.

•              Base salary

•              Annual cash incentive

•              Long-Term Incentive Plan

–              Deferred cash for investment

–              BNY Mellon restricted stock units and/or

–              Mellon equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value.  A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund’s component strategies (“Other Accounts”).

Potential conflicts of interest may arise because of an Adviser’s or portfolio manager’s management of a fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering, or to increase the Adviser’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser.  The Advisers periodically review each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund.  In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund.  In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts.  For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.  In addition, if a fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund’s and such Other Accounts’ investments in the issuer.  If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Adviser, Sub-Advisers affiliated with the Adviser and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds’ service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds.  BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser.  Accordingly, in making investment decisions for a fund, the

Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers.  However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics.  The funds, the Adviser, the Sub-Adviser and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by the Adviser or an Affiliated Entity or a Sub-Adviser affiliated with the Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon’s Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of the BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as each fund’s distributor on a best efforts basis pursuant to an agreement, which continues for two years after its effective date and thereafter is renewable annually, with the fund.  Shares will be continuously offered for sale by series of the Trust through the Distributor only in Creation Units, as described in the prospectus and below under “Purchase and Redemption of Fund Shares.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Trust series or which securities are to be purchased or sold. An affiliate of the Distributor may assist Authorized Participants in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also serves as distributor for other affiliated mutual funds.

Service Agents.  The Adviser or the Distributor may provide additional cash payments out of its own resources to Service Agents that provide services.  Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the fund, as applicable.  Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Adviser’s or the Distributor’s own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you.  In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation.  This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your financial intermediary, as a potential Service Agent, for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent.  Any payment as well as other payments from the fund to the Distributor’s affiliates, such as the management fee payable to the Adviser, may create an incentive for the Distributor to recommend or sell shares of a fund. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer Agent and Custodian

The Transfer Agent, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, is each fund’s transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the funds, the Transfer Agent will arrange for the maintenance of a record of Fund shares held by The Depository Trust Company (“DTC”) and prepare and transmit by means of DTC’s book entry system, payments for dividends and distributions on or with respect to the shares declared by the Trust on behalf of the applicable Fund.  For these services, the Transfer Agent receives a monthly fee from the Adviser, and is reimbursed for certain out-of-pocket expenses.

The Custodian, an affiliate of the Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds.  The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds.  Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund’s securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from the Adviser based on the market value of each fund’s assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds’ financial statements) to perform an annual independent review of the funds’ anti-money laundering program.

Funds’ Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Combined Prospectuses

A fund’s prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund.  This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously.  However, a fund’s board is only responsible for the disclosure in the fund’s prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your financial intermediary account may be deemed “abandoned” or “unclaimed” under a state’s abandoned or unclaimed property laws.  The financial intermediary then may be required to “escheat” or transfer the assets in your account, including a fund’s shares, to the applicable state’s unclaimed property administration.  Escheatment rules vary from state to state, but generally, your account could be escheated if:

  there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.  Please contact your financial intermediary for more information.

DETERMINATION OF NAV

See the prospectus and “Investments, Investment Techniques and Risks” in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities

A fund’s equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund’s debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the “Service”).  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by the Service from dealers in such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund’s NAV may not take place contemporaneously with the determination of prices of certain of the fund’s portfolio securities.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, CDX, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or the fund’s valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other funds to calculate their NAVs.

Calculation of NAV

Except as otherwise described in the prospectus, NAV per share of each fund is determined on each day the Exchange is scheduled to be open for regular business, as of the scheduled close of regular session trading on the

Exchange (normally 4:00 p.m. Eastern time for the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF and 3:00 p.m. Eastern time for the BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF).  For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the Exchange.  The NAV per share of a fund is computed by dividing the value of the fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (if applicable, and reduced by the fund’s expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund’s shares.

Expense Allocations

Except as may be otherwise described in “Certain Expense Arrangements and Other Disclosures” in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company.  Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.

Exchange and Transfer Agent Closings

The holidays (as observed) on which both the Exchange and the Transfer Agent are closed currently are:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  In addition, the Exchange is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

For the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF and BNY Mellon Emerging Markets Equity ETF, dividends from net investment income, if any, are generally declared and paid quarterly, but may vary from period to period.  For BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, dividends from net investment income, if any, are generally declared and paid monthly, but may vary from period to period.  For all funds, distributions of net realized capital gains (i.e. the excess of a fund’s net long-term capital gains over its net short-term capital losses), if any, generally are declared and paid once a year.  A fund may make distributions on a more frequent basis for a fund to improve index tracking or to comply with the distribution requirements of the Code, but in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

Dividends and other distributions on shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a fund.

Broker-dealers or other financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their broker-dealer or other financial intermediary for further information regarding any dividend reinvestment service offered.

Any dividend or distribution paid shortly after an investor’s purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment (“buying a dividend”).  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI.  In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.  The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See your fund’s prospectus and “Investment Policies and Restrictions” in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is a summary of certain federal income tax considerations generally affecting the funds and their shareholders that supplements the discussions in the prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the funds or their shareholders, and the discussion here and in the prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017.   Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026.  There are only minor changes with respect to the specific rules applicable to RICs, such as the funds.  The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the funds.  You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in a fund.

The following information should be read in conjunction with the section in the prospectus entitled “Additional Tax Information.”

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Taxation of the Funds.  Each fund is treated as a separate corporation for federal income tax purposes. A fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the fund level rather than at the Trust level. Each fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, each fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including for this purpose, dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If a fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a fund may be required to dispose of certain assets. If these relief provisions were not available to a fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.  If a fund determines that it will not qualify for treatment as a RIC, the fund will establish procedures to reflect the anticipated tax liability in the fund’s NAV. To requalify for treatment as a RIC in a subsequent taxable year, the fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the fund failed to qualify for tax treatment as a RIC. If a fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Although each fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, if a fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the second paragraph of this section “Taxation of the Funds.”

Given the concentration of certain of the indexes in a relatively small number of securities, it may not be possible for certain funds to fully implement sampling methodologies while satisfying the Diversification Requirement. A fund’s efforts to satisfy the Diversification Requirement may affect the fund’s execution of its investment strategy and may cause the fund’s return to deviate from that of the applicable index, and the fund’s efforts to track the applicable index may cause it inadvertently to fail to satisfy the Diversification Requirement.

A fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a fund and subject to corporate income tax will be considered to have been distributed. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax liability will be entirely eliminated. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirement for qualification as a RIC.

A fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. A fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. A fund is permitted to carryforward indefinitely a net capital loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as capital gains to its shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if a fund experiences an ownership change as defined in the Code.

Taxation of Shareholders - Distributions.  Each fund receives income generally in the form of dividends and interest on investments.  This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the fund, constitutes the fund’s net investment income. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the amount of exempt-interest dividends, if any.

Subject to certain limitations, dividends reported by a fund as qualified dividend income will be taxable to noncorporate shareholders at rates of up to 20%. Dividends may be reported by a fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend (which is the day on which declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates the NAV) with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, (iii) the fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the funds and to the funds’ investments in underlying dividend-paying stocks. Dividends treated as received by a fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC.  However, certain of the funds’ investment strategies may significantly limit their ability to distribute dividends eligible to be treated as qualified divided income. It is expected that dividends received by a fund from a REIT and distributed from that fund to a shareholder generally will be taxable to the shareholder as ordinary income. A fund’s participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders.  If a fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by a fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Dividends received by a fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from a fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in a fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If a fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of a fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares) are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends generally are not taken into account.

A fund’s shareholders will be notified annually by the fund (or by a shareholder’s broker) as to the federal tax status of all distributions made by the fund.  Shareholders who have not held a fund’s shares for a full year should be aware that the fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the fund. Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

Taxation of Shareholders – Sale of Shares.  In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A sale of shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%.

Gain or loss on the sale of shares is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares.

A loss realized on a sale of shares may be disallowed if substantially identical shares are acquired (whether through the reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of shares held for six months or less will be disallowed to the extent of exempt-interest dividends paid on such shares, and any amount of the loss that exceeds the amount disallowed will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Cost Basis Reporting.  The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments. Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a fund meets certain requirements, which include a requirement that more than 50% of the value of the fund’s total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the fund should be eligible to file an election with the IRS that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the fund, subject to certain limitations. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consists of interests in other RICs (including money market funds and ETFs that are taxable as RICs), the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. Pursuant to this election, a fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If a fund makes this election, the fund will report annually to its shareholders the respective amounts per share of the fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their AMT liability. If a fund does not make this election, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. In certain instances, the fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the fund does not elect to apply these deductions, taxable distributions you receive from the fund may be larger than they would have been if the fund had taken deductions for such taxes.  Under certain circumstances, if a fund receives a refund of foreign taxes paid in respect of a prior year, the value of shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund’s foreign taxes for the current year could be reduced.

Certain of the funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The funds intend to monitor their transactions, make appropriate tax elections, and make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the funds’ qualification for treatment as RICs.

Certain investments made by a fund may be treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the fund level, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. Pursuant to recently issued Treasury regulations, amounts included in income each year by a fund arising from a qualified electing fund election, will be “qualifying income” under the Qualifying Income Requirement even if not distributed to the fund, if the fund derives such income from its business of investing in stock, securities or currencies.  Each fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. In order for a fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a controlled foreign corporation (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.

With respect to investments by a fund in zero coupon or other discount securities which are sold at original issue discount (“OID”) each year that the securities are held, the fund will be required to include as part of its current income the imputed interest on such obligations even though the fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes during that period. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the fund, a fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above. Because each fund intends to distribute all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by a fund to include the market discount in income as it accrues, gain on the fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. If an ETF invested in Municipal Bonds purchases a municipal security at a market discount, any gain realized by such fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cash receipt by a fund, the fund may be required to borrow money or dispose of securities to enable the fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the fund level.

Special rules apply if a fund holds inflation-indexed bonds, such as TIPS. Generally, all stated interest on inflation-indexed bonds is taken into account in income of a fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a fund’s OID in a taxable year with respect to a bond will increase a fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the fund may need to use other sources of cash to satisfy its distribution requirements for the applicable year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the fund’s taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

For tax years beginning before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.”  If a fund receives dividends (other than capital gain dividends) in respect of REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable fund expenses. In order for a fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the shares.

Tax-Exempt Shareholders.  Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in REMICs, (ii) the fund invests in a REIT that is a taxable mortgage pool (“TMP”) or has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or

(iii) shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Foreign Shareholders.  Dividends, other than capital gains dividends and exempt-interest dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Any foreign shareholders in a fund may be subject to U.S. withholding and estate tax and such shareholders are urged to consult their own tax advisors concerning the applicability of such taxes and the proper withholding form(s) to be submitted to a fund. A foreign shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding (discussed below) at the appropriate rate.

Dividends reported by a fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period of periods aggregating 183 days or more during the taxable year are not exempt from the 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year.  Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Unless certain foreign entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions (other than exempt-interest dividends) payable to such entities. A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Foreign persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 37% for non-corporate shareholders and 21% for corporate shareholders, and requiring foreign shareholders to file U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain foreign investors.

Backup Withholding.  A fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Creation Units.  An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be disallowed to the extent of exempt-interest dividends paid with respect to the Creation Units, and to the extent not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Certain Potential Tax Reporting Requirements.  Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

State Tax Matters.  The discussion of state and local tax treatment is based on the assumptions that the funds will qualify for treatment under Subchapter M of the Code as RICs, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable fund’s transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investment in Ginnie Maes or Fannie Maes securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. It is expected that each fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if such fund qualifies as a RIC for federal income tax purposes.

PORTFOLIO TRANSACTIONS

The Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds.  The funds employ a Sub-Adviser.  Those funds use the research facilities, and are subject to the internal policies and procedures, of the Sub-Adviser and execute portfolio transactions through the trading desk of the Sub-Adviser (collectively the “Trading Desk”).

Trading the Funds’ Portfolio Securities

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a “spread.”  Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk’s procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Adviser and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Adviser or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Adviser or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Adviser, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund’s portfolio manager by virtue of the portfolio manager’s position or other relationship with a fund’s portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Adviser and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Adviser and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”).  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Adviser, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Adviser, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Adviser, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Adviser, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Adviser (and, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

With regard to the BNY Mellon US Large Cap Core Equity ETF, BNY Mellon US Mid Cap Core Equity ETF, NY Mellon US Small Cap Core Equity ETF, BNY Mellon International Equity ETF, BNY Mellon Emerging Markets Equity ETF, BNY Mellon Core Bond ETF, BNY Mellon Short Duration Corporate Bond ETF and BNY Mellon High Yield Beta ETF, the Adviser and Sub-Adviser do not engage in any soft dollar arrangements or transactions with respect to the assets of any of the aforementioned funds.  With regard to any other funds, subject to the policy of seeking best execution, the Adviser or Sub-Adviser may utilize fund assets to execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms.  Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a “mixed use”).  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund’s portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund’s and/or account’s investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the funds’ portfolio holdings.  The board must approve all material amendments to this policy.  The funds’ portfolio holdings are publicly disseminated each day a fund is open for business through financial reporting and news services including publicly accessible Internet web sites.  In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).  The basket represents one Creation Unit of a fund. The Trust, the Adviser, the Sub-Advisers (as applicable) or BNY Mellon will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability:  (i) to a party for a legitimate business purpose related to the day-to-day operations of the funds including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., FactSet, Barra LLC and RiskMetrics Group, and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES

The board has delegated to the Adviser and the Adviser has delegated to Mellon, each Fund’s Sub-adviser, the authority to vote proxies of companies held in a fund’s portfolio, except that the board has delegated to Institutional Shareholder Services Inc. (“ISS”) the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below.

Information regarding how a fund’s proxies were voted during the most recent 12-month period ended June 30th is available, by the following August 31st, on the SEC’s website at http://www.sec.gov on a fund’s Form N-PX.

Proxy Voting By Mellon

Mellon, through its Proxy Voting and Governance Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the “Mellon Voting Guidelines,” described below).  There are separate guidelines for securities of non-U.S. companies, with respect to which the Proxy Voting Committee seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the “ISS Guidelines” and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the “Voting Guidelines”).

Securities of Non-U.S. Companies and Securities Out on Loan.  It is Mellon’s policy to seek to vote all proxies for securities held in the funds’ portfolios for which Mellon has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients’ voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies.  With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.  However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest.  In these markets, Mellon seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements.  For example, proxy voting in certain countries requires “share blocking” pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities.  During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund’s custodian bank.  Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds’ portfolio managers not being able to sell the funds’ shares of such securities while the shares are blocked).  Therefore, if share blocking is required, Mellon typically elects not to vote the shares.  Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies.  For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.  Other markets require the provision of local agents with a power of attorney before acting on the voting instructions.  In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis.  Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan.  For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security’s voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  A fund may recall the loan to vote proxies if a material issue affecting the fund’s investment is to be voted upon.

Material Conflicts of Interest.  Mellon seeks to avoid material conflicts of interest between a fund and fund shareholders, on the one hand, and the Adviser, Mellon, the Distributor, or any affiliated person of the fund, the Adviser, Mellon or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The Proxy Voting Policy of the Proxy Voting Committee (the “Voting Policy”) states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC (together with ISS, the “Proxy Advisors”)) and without consideration of any client relationship factors.  In addition, the Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  These instances typically arise due to relationships between proxy issuers or companies and BNY Mellon, a BNY Mellon affiliate, a BNY Mellon executive, or a member of BNY Mellon’s Board of Directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary’s determination.

Operations of the Proxy Voting Committee.  The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.  In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought.  Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require.  In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon.

Voting Proxies of Designated BHCs

BNY Mellon is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the “BHCA”).  Among other things, the BHCA prohibits BNY Mellon, funds that BNY Mellon “controls” by virtue of share ownership (“Bank Controlled Funds”), and any fund or other investment account over which BNY Mellon exercises sole voting discretion (collectively, the “BNYM Entities”), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, “BHCs”), without the prior approval of the Board of Governors of the Federal Reserve System (the “BHCA Rules”).

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the “Designated BHCs”).  Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNY Mellon’s share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC.  If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and the Adviser will be redelegated sole voting authority over the BHC’s voting securities held by a fund.

ISS votes proxies delegated by the board in accordance with the ISS Guidelines, described below.

Material Conflicts of Interest.  ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS’s subsidiary performs for a corporate governance client and any voting of proxies relating to such client’s securities that ISS performs on behalf of the funds.  Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS’s proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an “Acquired Fund”), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other holders of the same type of such Acquired Fund shares.

SUMMARIES OF THE VOTING GUIDELINES

Summary of the Mellon Voting Guidelines

The Proxy Voting Committee recognizes that the responsibility for the daily management of a company’s operations and strategic planning is entrusted to the company’s management team, subject to oversight by the company’s board of directors.  As a general matter, Mellon invests in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management’s recommendations.  However, Mellon believes, in its role as a fiduciary, must express its view on the performance of the directors and officers of the companies in which clients are invested and how these clients’ interests as shareholders are being represented.  Accordingly, the Mellon will vote against those proposals that it believes would negatively impact the economic value of clients’ investments – even if those proposals are supported or recommended by company management.

Mellon seeks to make proxy voting decisions that are in the best interest of its clients.  For this purpose, the Proxy Voting Committee has established the Mellon Voting Guidelines.  Viewed broadly, the Mellon Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

•         The alignment of the interests of a company’s management and board of directors with those of the company’s shareholders;

•         To promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders;

•         To uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval; and

•         To promote adequate disclosure about a company’s business operations and financial performance in a timely manner.

The following are summaries of how Mellon generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies.  These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process.  The summaries below are published by Mellon to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its clients; and such summaries are not intended to limit in any way Mellon’s actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.     Boards and Directors

                A.            Election of Directors

The Proxy Voting Committee believes that a majority of a company’s board members should be independent of management.

i)      Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors.  However, the Proxy Voting Committee generally votes to WITHHOLD support in cases when individual directors (or the board, as applicable):  (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii)     Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) there are excise tax gross-ups, excise tax indemnification or “make whole” provisions in recent change-in-control or severance agreements, (2) the company’s stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company’s long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii)    Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee.  However, the Proxy Voting Committee will generally vote AGAINST proposals when audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined and will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) a material weakness is disclosed and not remediated timely, or (2) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv)   Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership unless they are the current CFO, COO, CIO, CHRO, CAO, CTO, CSO or PDIV, in which case the Proxy Voting Committee will generally WITHHOLD its support (unless such person has equity ownership of 5% or above, in which case the Proxy Voting Committee will consider the proposal on a CASE-BY-CASE basis).  In exceptional cases, such as severe governance concerns or when a Proxy Adviser recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis.  If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.  The Proxy Voting Committee also considers on a CASE-BY-CASE basis any other members of the management team, except the CEO or Executive Chair.

B.        Board Governance

i)      Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company’s board of directors.  The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii)     Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson.  Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director “independence.”

iii)    Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders.  However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders’ right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv)   Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote.  As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting.  The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v)    Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO.  However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed, but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed.  When considering the sufficiency of a lead or presiding director’s authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2.     Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board’s selection of an auditor for the company.  The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion.  The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3.     Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A.    Shareholder Rights Plan or “Poison Pill”

Generally, the Proxy Voting Committee votes FOR proposals to rescind a “poison pill” or proposals that require shareholder approval to implement a “pill.”  Further, the Proxy Voting Committee will consider on a CASE-BY-CASE basis the election of directors following the adoption or renewal of a poison pill without shareholder approval, unless the fund was not a holder when the original or amended poison pill was enacted.

B.        Non-Net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place:  (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no “dead hand” or “modified dead hand” provisions, and (5) the plan has a qualified offer clause.  The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C.        Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders.  As such, we generally support proposals that uphold these rights.  More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company’s market capitalization, but no more than 25%, of the company’s outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).  However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D.        Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent.  The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4.     Capital Structure, Mergers, Sales and Transactions

A.        Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization.  In making these decisions, the Proxy Voting Committee’s primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the “Proxy Advisors”) when determining a vote decision on these or similar proposals.

B.        Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders’ long-term economic interest.

i)          The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii)         The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing.  The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C.        Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is:  (1) not excessive relative to the industry’s average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters.  The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry’s average rate and/or the business purpose is not articulated sufficiently.

D.        Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock.  When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5.     Corporate Governance

A.        Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B.        Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights.  If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

C.        Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors’ liability or expand indemnification on behalf of their service to the company.  However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D.        Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6.     Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee’s general policy is to consider:  (1) the long-term economic impact of the decision, (2) the company’s record and management’s ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7.     Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis.  Generally, the Proxy Voting Committee considers various factors in voting decisions, including:  (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company’s current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal’s underlying objective is within the scope of the company’s influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal.  The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of:  (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8.     Compensation and Benefits

A.        Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that:  (1) pass the Proxy Voting Committee’s shareholder value transfer model, (2) seek 162(m) approval only or (3) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that:  (1) fail the Proxy Voting Committee’s shareholder value transfer model, (2) allow for repricing or cash buyout without shareholder approval, (3) include an evergreen provision, or (4) include a “look-back” feature.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that (1) are 162(m) plans and are administered by directors who are non-independent by listing standards, (2) fail the Proxy Voting Committee’s shareholder value transfer model but are required for completion of a merger or acquisition supported by or referred to the Proxy Voting Committee, (3) fail the Proxy Voting Committee’s shareholder value transfer model, but have extenuating or unique circumstances, or (4) permit accelerated vesting without consummation of a change-in-control transaction.

B.        Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) there are excise tax gross-ups, excise tax indemnification or “make whole” provisions in recent change-in-control or severance agreements, (2) the company’s stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company’s long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C.        Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements’ and shareholders’ interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that:  (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable.  The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D.        Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that:  (1) involve payments that do not exceed three times the executive’s total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract.  Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements.  As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E.        Clawbacks

When determining the effectiveness of a company’s clawback/recoupment policy, the Proxy Voting Committee will consider:  (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company’s policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been “unearned” during the prior 3-year period, and (4) if the policy considers performance-based compensation to be “unearned” if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of “misconduct” or fraudulent activity and/or a formal restatement of financial results).

F.         Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year post-employment and/or 50% of stock awarded.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year post-employment and 75% of stock awarded.

9.     Mutual Fund Shares

With regard to voting proxies with respect to mutual fund shares, the Proxy Voting Committee generally follows the guidelines described above for operating companies.  For proposals that are specific to mutual funds, the Proxy Voting Committee generally votes FOR proposals, with certain exceptions, including a making a mutual fund’s fundamental investment policy nonfundamental or eliminating it when an outside proxy advisor recommends against (referred to Proxy Voting Committee); making a change to a mutual fund’s fundamental policy on lending that an outside proxy advisor recommends against (referred to Proxy Voting Committee); proposals to eliminate a mutual fund’s fundamental or nonfundamental investment restriction on margin (referred to Proxy Voting Committee); proposals to grant a proxy for “other business” (vote AGAINST); and fee increases (referred to Proxy Voting Committee).

10.  Other Matters

For those proposals for which the Mellon Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Summary of the ISS Guidelines (excerpted from ISS materials)

ISS Global Voting Principles

ISS’ Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies.  The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability.  Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses.  In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote.  In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship.  A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation.  Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence.  Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders.  Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency.  Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada.  Key voting policy guidelines address the following:

1.             The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2.             The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent).  Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership.  Directors should not sit on more than five public company boards or, if they are the CEO of a public company, sit on the board of more than two public companies besides their own. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3.             The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors’ meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4.             The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil.  ISS’ vote recommendations for board elections in Latin America primarily address disclosure of director nominees.  As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice.  As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer’s stock market listing segment.  Majority-independent boards remain very rare across the region; however, Argentinian, Chilean, Colombian, Mexican and Peruvian companies must abide by market legal requirements for minimum board independence, or have at least one independent board member, whichever is higher.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting.  While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information.  ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements.  The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee.  This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers (“FPIs”), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees.  Also, slate ballots or bundled director elections are generally not deemed to be in shareholders’ best interests.

Compensation

The U.S. and Canada.  Key voting policy guidelines address the following:

1.             Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards.  Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders’ interests.

2.             Reasonable alignment of pay and performance among top executives.  U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests.  Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period.  The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company’s pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee’s responsiveness to shareholder input on pay issues.

3.             Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer (“SVT”) as calculated by ISS’ proprietary model) and historical (average) grant, or “burn,” rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

                An “equity plan scorecard” is used that analyzes a broad range of plan features and grant practices that reflect shareholders’ embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration.  While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices.  ISS will generally vote against the plan proposal if the combination of the above factors indicates that the plan is not, overall, in the shareholders’ interests.

Americas Regional and Brazil.  In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals.  In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay.  The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information.  Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator’s requirement that companies disclose the total compensation of their highest-paid executive.  Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan.  If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada.  U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles (“GAAP”).  Canadian issuers report under International Financial Reporting Standards (“IFRS”).  In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots.  In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent—i.e., should not have any financial interests, including excessive fees from the company for non-audit services—that could compromise their independence.  ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees.  Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil.  Most Latin American markets have adopted, or are in the process of adopting, IFRS.

While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors.  Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate.  Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S.  Shareholder rights and takeover defenses in the U.S. are driven largely by state law.  Within that framework, ISS policy is designed to ensure the ability of shareholders to:

  Evaluate and approve shareholder rights plans (“poison pills”) that may discourage takeover bids;
  Evaluate and approve amendments to the company’s governing documents, as well as proposed mergers, by a simple majority vote;
  Call special meetings and act by written consent, within reasonable parameters;
  Amend the bylaws of the company (e.g., ISS will vote against restrictions on the submission of binding shareholder proposals or share ownership or time holding requirements in excess of SEC Rule 14a-8).

Canada.  Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules.  In this context, ISS policy undertakes to:

  Evaluate and approve shareholder rights plans (“poison pills”) taking into account whether it conforms to “new generation” rights plan best practices guidelines and if the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;
  Review “advance notice requirements” or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders’ interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;
  Evaluate proposed amendments to the company’s governing documents to ensure that shareholders’ rights are effectively protected with respect to adequate and independent representation at shareholders’ and directors’ meetings;
  Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil.  The voting rights of international institutional investors are often limited in Latin America.  Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals.  With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares.  Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent.  The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S.  In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies.  Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and “sustainability” topics.  ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada.  In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders’ vote, usually after discussions between the proponent and the company.  The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America.  In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

  Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;
  To what extent the company’s current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;
  Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;
  Whether the proposal’s request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;
  How the company’s current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and
  If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada.  ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests.  Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company’s governing documents, which is rare.  Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil.  Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries.  Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).

ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

  Covers most of continental Europe.  Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.
  Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation.  However, even European Union legislation can vary widely in its implementation across member states.
  The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account.  Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).
  Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines.  Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

  Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).
  Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds (“NAPF”), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers.  It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.
  The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law.  This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy

  Covers South Africa only
  Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy

  Covers Russia and Kazakhstan only.
  Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy

  Covers all countries in the EMEA region that are not covered by a specific policy.  Includes many markets in the Middle East, North Africa and Eastern Europe.
  The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.
  Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.
  For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS’ voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan.  In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan’s traditional board system (featuring two tiers, with a statutory auditor board).  However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors.  A nominee who is voted down may not be replaced, and the board may end up losing one outsider.  However, ISS recommends a vote against a company’s top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions.  ISS also recommends voting against amendments to articles of incorporation to create new advisory positions such as “sodanyaku” or “komon” unless the advisors will serve on the board of directors and thus be accountable to shareholders.  For meetings on or after February 1, 2019, ISS will recommend voting against top executives in a U.S.-type three committee structure or audit committee structure if, after the shareholder meeting, at least one-third of the board does not consist of outside directors.

Hong Kong.  ISS recommends voting against executive directors who hold positions on a company’s key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence.  In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Korea.  Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee.  Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders.  Where independent non-executive directors (per ISS’ classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS’ classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore.  ISS recommends voting against executive directors who hold positions on a company’s key board committees, namely audit, remuneration and nomination committees, specifically if the nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent.  In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

China.  Peoples’ Republic of China Company Law requires a company’s board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission (“CSRC”) guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional.  When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan.  The nomination system is mandatory only for the election of independent directors in Taiwan.  Many companies are using a “non-nomination” system for the election of non-independent directors, which means that shareholders can vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting.  The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting.  This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team.  ISS recommends voting AGAINST all nominees for elections via the “non-nomination” system.  These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors.  When the company employs the nomination system, ISS recommends generally voting for all non-independent director and supervisor candidates and independent director nominees, unless the nominee is deemed non-independent under ISS’s classification, is a legal entity or a representative of a legal entity, has attended less than 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation, sits on more than six public company boards, or has been a partner of the company’s auditor within the last three years and serves on the audit committee.

Under extraordinary circumstances, ISS recommends voting against directors or supervisors, members of a committee, or the entire board due to material failures of governance, stewardship, risk oversight or fiduciary responsibility at the company, failure to replace management as appropriate, or egregious actions related to a director’s or supervisor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders. In general, when making any nominations on the election of directors, ISS will not recommend against the election of a CEO, managing directors, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

When a director election is contested, ISS recommends voting on a case-by-case basis, but shareholder nominees have the persuasive burden to show they are better suited to serve on the board than management’s nominees.

India.  ISS recommends voting against executive directors who hold positions on a company’s key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia.  A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia.  In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders.  It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees.  Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies.  As in many developed markets, diversity has come to the fore in recent years.  Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company.  With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected.  Best practice supports majority independent boards, with an independent chairman.  In addition, the roles of chairman and CEO should not be combined.  ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan.  Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote.  Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders.  However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation.  Accordingly, ISS policy for Japan’s compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong.  In Hong Kong, companies typically seek shareholder approval to set directors’ fees and to approve stock option plans, but executive compensation does not require shareholder review.  ISS generally supports resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea.  In Korea, companies annually seek shareholder approval to set the remuneration cap for directors.  These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed.  ISS generally recommends voting for proposals to set directors’ remuneration cap unless there is a material disparity between director remuneration and the firm’s dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company’s peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore.  In Singapore, companies typically seek shareholder approval to set directors’ fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval.  ISS generally supports resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China.  Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.  Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations.  When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan.  Restricted stock awards (“RSAs”) were first introduced in Taiwan in 2012.  The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge.  ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India.  Currently, ISS does not have market-specific policies on compensation.  However, shareholders are often asked to approve commissions for non-executive directors.  Companies also routinely seek shareholder approval for compensation packages of executive directors.  ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees.  ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia.  Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running.  In addition, investors can vote on individual long-term incentive grants.  In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award.  Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period.  As with other elements of company practice, guidelines in the market exist with regard to remuneration.  ISS looks for a strong link between the level of pay received and company performance.  In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan.  Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore and India.  In Hong Kong, Singapore and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor’s fees.  Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor’s ability to remain objective and independent.  While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm.  Non-audit fees, however, do not include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events where the company discloses those fees.

Korea and Taiwan.  The appointment of the external auditor is not an item that requires shareholder review.

China.  While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market.  As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia.  Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan.  ISS evaluates poison pill proposals on a case-by-case basis, but the guidelines specify a number of conditions which must ALL be met before ISS will even consider supporting a takeover defense.  Those conditions are composed of five components: 1) plan features, 2) board practices, 3) creation of a special committee to evaluate takeover bids, 4) other defenses and 5) information disclosure.  Only when each of these threshold conditions is met will ISS proceed to a discussion of the company’s actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.  The total duration of a poison pill may not exceed three years.

In evaluating poison pill renewals, ISS will examine the company’s share price performance, relative to its peers, since the pill was first put in place.  Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.  Starting in 2016 the current poison pill policy became more stringent by requiring as necessary conditions for support of a poison pill that 1) the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.

Hong Kong, Singapore, Taiwan and India.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea.  Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose.  ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China.  The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the “Approach”), published by CSRC in 2006.  The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover.  However, what can be done before the event is not regulated.  As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company’s Articles of Association.  One of the most common restrictions placed in a company’s Articles of Association relates to the right of shareholders to nominate directors.  ISS generally recommends voting against such restrictive articles.

Australia.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision.  While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries.  Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination.  For this reason, ISS focuses on the financial aspects of social and environmental proposals.  If a proposal would have a negative impact on the company’s financial position or adversely affect important operations, ISS recommends opposing the resolution.  Conversely, if a proposal would have a clear and beneficial impact on the company’s finances or operations, ISS recommends supporting the proposal.

Japan.  In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis.  Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action.  If this is the case, ISS recommends voting against the proposal.

Hong Kong, Singapore, China, Taiwan and India.  Shareholder proposals on environmental and social issues are not common in these markets.  ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea.  Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia.  Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors.  ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia.  For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.

Korea.  The company-level transactions that require shareholders’ approval include sale/acquisition of a company’s assets or business unit; merger agreements; and formation of a holding company.  For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident’s right.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund.  However, the fund company’s Agreement and Declaration of Trust (the “Trust Agreement”) disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member.  The Trust Agreement provides for indemnification from a fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.  The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable.  Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm.  However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office.  In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The ability of the Trust to effect in-kind redemptions within two Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two Business Days. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.

GLOSSARY

The following are definitions of certain terms used in this Statement of Additional Information.  Other terms are defined in the Statement Additional Information.

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Accumulation Period	The period beginning on a fund’s ex-dividend date and ending on the day preceding the next ex-dividend date.
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	BNY Mellon ETF Investment Adviser, LLC
Adviser-sponsored	An IRA or Retirement Plan sponsored by the Adviser or its affiliates, including the Distributor
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor
Affiliated Entity	An affiliate of the Adviser that, along with the Adviser, employs fund portfolio managers who are dual employees of the Adviser and such affiliate
AMT	Federal alternative minimum tax
Authorized Participant

A Participating Party or DTC Participant that has executed a Participant Agreement with the Distributor, and has been accepted by the Trust, with respect to purchases and redemptions of Creation Units.

Business Day	Generally, any day on which the NYSE is open for business, although fixed income ETFs will also not be open for orders on Veterans Day and Columbus Day.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon may also refer to BNY Mellon and its direct and indirect subsidiaries
Cash Component	The deposit of a specified cash payment, which together with the Deposit Securities or Deposit Cash is deposited for a Creation Unit
CCO	Chief Compliance Officer
CEA	Commodities Exchange Act
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
Creation Unit	Aggregations of a specified number of shares offered and issued by a fund
Custodian	The Bank of New York Mellon
Deposit Cash	A cash payment equal in value to the Deposit Securities
Deposit Securities	The basket of securities part of an underlying index of a fund accepted for deposit for a Creation Unit
Distributor	BNY Mellon Securities Corporation
Dividend Equivalent Payment

A complete distribution of dividends on the day preceding the next dividend payment date of a fund, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the fund for the entire Accumulation Period.

Dividend Securities	An amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of a fund
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DTC	Depository Trust Company
DTC Participants	Participants of DTC who hold holding their securities there
EDRs	European Depositary Receipts
ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange	NYSE Arca, Inc.
Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund Deposit	The Deposit Securities or Deposit Cash, as applicable, and the Cash Component, which represent the minimum initial and subsequent investment amount for a Creation Unit of a fund
GDRs	Global Depositary Receipts
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
In-Kind Redemption	Distribution to a redeeming Authorized Participant of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an “interested person” (as defined in the 1940 Act) of the relevant fund
Index	The underlying index of a fund that tracks an index
Interested Board Member	A board member who is considered to be an “interested person” (as defined in the 1940 Act) of the relevant fund
Intraday Indicative Value	A measure of the intraday NAV
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA “Rollover Accounts” or IRAs set up under Simplified Employee Pension Plans (“SEP-IRAs”), Salary Reduction Simplified Employee Pension Plans (“SARSEPs”) or Savings Incentive Match Plans for Employees (“SIMPLE IRAs”))

IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Mellon	Mellon Investments Corporation
MLP	Master limited partnership
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Participant Agreement	An agreement entered into with a financial participant so that the participant may engage in Creation Unit transactions
Participating Party	A broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC
Plans	Distribution Plans, Service Plans and Shareholder Services Plans
Rating Agencies	S&P, Moody’s, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

RIC	Regulated investment company, as defined in the Code
S&P	Standard & Poor’s Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Securities Lending Agent	The Bank of New York Mellon
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
Sub-Adviser	A fund’s sub-investment adviser, if any, as described in the prospectus; certain funds may have more than one Sub-Adviser in the future
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	The Bank of New York Mellon
Treasury	U.S. Department of the Treasury
Trust	BNY Mellon ETF Trust
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

FINANCIAL STATEMENTS

BNY Mellon ETF Trust,

BNY Mellon US Large Cap Core Equity ETF

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of BNY Mellon US Large Cap Core Equity ETF Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of BNY Mellon US Large Cap Core Equity ETF (the “Fund”) (one of the funds constituting BNY Mellon ETF Trust) as of February 6, 2020 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon ETF Trust) at February 6, 2020 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York

February 21, 2020

FINANCIAL STATEMENTS

BNY Mellon ETF Trust,

BNY Mellon US Large Cap Core Equity ETF

Statement of Assets and Liabilities

February 6, 2020

Assets
Cash	$100,000
Total Assets	$100,000
Total Liabilities	$0

Net Assets Consist of Paid in Capital	$100,000
Net Assets	$100,000

Net Asset Value per share 2,000 authorized and outstanding	$50.00

See accompanying notes to the statement of assets and liabilities.

BNY Mellon ETF Trust

Notes to Statement of Assets and Liabilities

February 6, 2020

1.	Organization

BNY Mellon ETF Trust (the “Trust”), was organized under the laws of the State of Massachusetts as a business trust on June 4, 2010 pursuant to an Agreement and Declaration of Trust, which has subsequently been amended and restated (the “Declaration of Trust”). BNY Mellon US Large Cap Core Equity ETF (the “Fund”), is a series of the Trust. The Fund has had no operations through February 6, 2020 other than those relating to organizational matters and the sale and issuance of 2,000 shares of beneficial interest in the Fund to an affiliate of BNY Mellon ETF Investment Adviser, LLC (the "Adviser"), the Fund's investment adviser, at a net asset value of $50.00 per share.

The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust or unless and until required by law.

The Fund’s investment objective seeks to track the performance of the Morningstar® US Large Cap Index SM.

Under normal circumstances, the Fund generally invests in all of the stocks in the index in proportion to their weighting in the index.  However, the Fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the index.

2.	Significant Accounting Policies

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The Fund’s financial statement is prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Distribution of Income and Gains: The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually.

Cash: Cash consists of cash held at the Fund’s custodian, The Bank of New York Mellon, an affiliate of the Adviser.

Security transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Organizational and offering costs: The Adviser has agreed to pay all of the Fund’s organizational and offering costs. The organizational and offering costs are not subject to repayment to the Adviser by the Fund.

3.	Capital Share Transactions

The Fund will issue (or redeem) Fund shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark index.

4.	Fund Fees and Expenses

Investment Management Fees: The annual rate of the Fund's management fee payable to the Adviser is 0.00% of the Fund’s average daily net assets. The Fund’s management agreement provides that the Adviser will pay substantially all expenses of the Fund, except for the management fees, interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the Fund’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund's business.  The Fund's management agreement provides that the Adviser will pay all acquired Fund fees and expenses.

Distributor: BNY Mellon Securities Corporation (the “Distributor”), an affiliate of the Adviser, is the distributor of Fund shares. The Distributor will not distribute Fund shares in less than Creation Units and will not maintain a secondary market in Fund shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of the Fund shares.

Transfer and Dividend Disbursing Agent: The Bank of New York Mellon (the "Transfer Agent"), an affiliate of the Adviser, is the Fund's transfer and dividend disbursing agent.

5.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

6.	Related Party Transactions

There are no related party transactions during the period except as previously disclosed.

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